UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2010

Item 1. Report to Stockholders.


Calvert VP SRI
Strategic Portfolio

(formerly Ameritas Core
Strategies Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
21	Availability of Quarterly Portfolio Holdings

CALVERT VP SRI STRATEGIC Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Thornburg Investment Management, Inc., Subadvisor

Investment Climate

For the first six months of 2010, the Standard & Poor's (S&P) 500 Index was down 6.65% and the Russell 2000 Index was down 1.95%. International markets fared poorly as well during the period, as the MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI) lost 12.27% due to a combination of poor market performance and a strong U.S. dollar.

In the S&P 500 Index, all 10 economic sectors lost value. The Materials, Energy, and Information Technology sectors all suffered double-digit losses. The Industrials, Consumer Discretionary, and Consumer Staples sectors provided the best performance for the six-month period.

Equity markets performed poorly over the first six months of 2010 due to a combination of factors--concerns that second-half corporate earnings comparisons may be challenging, impending financial regulation, a potential slowdown in the Chinese economy, the risk of sovereign debt contagion in Europe, and growing fears of a double-dip recession--which are creating multiple uncertainties for investors globally and causing a re-pricing of risk in both equity and fixed-income assets.

Corporate earnings continued to be generally strong, particularly due to easy year-over-year comparisons, and revenues for many large companies also started to improve. However, with signs that economic activity is slowing and cost cutting is at its peak, earnings comparisons will be more challenging in the second half.

Unemployment remained stubbornly high at 9.5% as of June despite increases in government hiring. The underemployment rate, which includes part-time workers who are looking for full-time positions and discouraged workers, was still very high at 16.5%.

U.S. homeowners have taken advantage of historically low interest rates to refinance their existing homes, which should have a positive impact on consumer balance sheets. However, low mortgage rates have not been able to improve home

Calvert VP SRI Strategic Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.10)
Six month**	-8.88%
One year	11.16%
Five year	1.68%
Ten year	-5.90%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

** Total return is not annualized for periods of one year or less.

sales and prices.

From the March 2009 market low through the April 23, 2010 high, the S&P 500 Index returned 84.21%. Given that fact, it is not surprising that investors were inclined to lock in their gains at the end of April 2010 in the face of mounting uncertainty in the global economic and geopolitical landscape.

Outlook

We believe that the European sovereign debt crisis is unlikely to hurt the major European countries so severely as to cause an economic recession in the entire region. However, investors are worried about specific governments and their ability to roll over their debt in the near future, and they are selling off financial shares accordingly. Their worries are not without warrant.

In our opinion, a slowdown in China is of more immediate concern than one in Europe. Chinese officials raised interest rates in an attempt to engineer a soft landing and prevent the bursting of the asset bubbles in that country. But these asset bubbles could deflate in a disorderly fashion, pushing the Chinese economy to a hard landing, which would certainly impact global growth prospects.

On the positive side, manufacturing continues to hold up better than the rest of the U.S. economy. Factory orders and industrial production have been increasing. U.S. corporations are also enjoying a healthy build-up of cash, which is being used for stock repurchases, dividends, and mergers. Therefore, we believe that merger and acquisition activity will benefit smaller-cap names and the active equity managers who invest in them.

Through April, financial markets seem to have anticipated a V-shaped recovery while the underlying economic recovery has been firmly U-shaped--and the two need to reconcile. Therefore, we view this correction as a healthy development for the equity markets. The sell-off should produce attractive investment opportunities once volatility subsides, with the U.S. market likely to outperform relative to the rest of the world in the short term. Currently, we believe that U.S. equities may be one of the more attractive equity assets.

The sell-off in the equity markets has been relatively orderly so far and could continue if earnings comparisons are heavily challenged in upcoming quarters. At that point, we believe that investors will be likely to reallocate to equities in a more meaningful way.

We also believe that, with so much turmoil in the markets, investors and regulators are not sufficiently focused on the potential long-term effects of climate change. If not mitigated, we believe that climate change could have a very significant negative impact on global gross domestic product growth, possibly subtracting as much as one-fifth of the potential growth rate for an extended period of time.
Economic Sectors	% of Total Investments
Communications	0.1%
Consumer, Discretionary	8.7%
Consumer Staples	0.3%
Energy	16.1%
Financials	14.4%
Health Care	18.1%
Industrials	2.5%
Information Technology	26.9%
Materials	4.2%
Telecommunication Services	6.3%
Time Deposit	2.4%
Total	100%

The recent Gulf of Mexico oil spill further underscores this imperative. We are dismayed by the staggering consequences of the spill on communities, livelihoods, and ecosystems. Yet we trust that solutions focusing on alternative energy and renewing our water supplies will become higher public- and private-sector priorities in the months and years ahead.

Sincerely,

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
July 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Actual	$1,000.00	$911.20	$4.50
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.08	$4.76

* Expenses are equal to the Fund's annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010
Equity Securities - 97.1%	Shares	Value
Automobiles - 2.2%
Toyota Motor Corp. (ADR)	34,800	$2,386,236

Biotechnology - 5.3%
Gilead Sciences, Inc.*	140,200	4,806,056
Talecris Biotherapeutics Holdings Corp.*	48,700	1,027,570
		5,833,626

Chemicals - 2.5%
Monsanto Co.	58,400	2,699,248

Commercial Banks - 2.5%
US Bancorp	120,000	2,682,000

Computers & Peripherals - 5.6%
Dell, Inc.*	394,700	4,760,082
NCR Corp.*	110,600	1,340,472
		6,100,554

Diversified Financial Services - 5.6%
ING Groep NV (ADR)*	302,600	2,242,266
JPMorgan Chase & Co.	106,100	3,884,321
		6,126,587

Diversified Telecommunication Services - 2.7%
AT&T, Inc.	83,300	2,015,027
Level 3 Communications, Inc.*	875,900	954,731
		2,969,758

Electronic Equipment & Instruments - 1.9%
Corning, Inc.	127,729	2,062,823

Energy Equipment & Services - 5.6%
Ensco plc (ADR)	69,200	2,718,176
Transocean Ltd.*	73,800	3,419,154
		6,137,330

Food & Staples Retailing - 0.3%
Rite Aid Corp.*	292,500	286,650

Health Care Equipment & Supplies - 3.9%
Inverness Medical Innovations, Inc.*	64,300	1,714,238
Varian Medical Systems, Inc.*	49,515	2,588,644
		4,302,882

Health Care Providers & Services - 0.4%
Community Health Systems, Inc.*	12,340	417,215

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 1.6%
Life Time Fitness, Inc.*	56,100	$1,783,419

Industrial Conglomerates - 2.5%
General Electric Co.	191,100	2,755,662

Insurance - 6.2%
ACE Ltd.	73,600	3,788,928
Transatlantic Holdings, Inc.	63,600	3,050,256
		6,839,184

Internet Software & Services - 3.4%
Google, Inc.*	8,418	3,745,589

IT Services - 8.9%
Amdocs Ltd.*	95,000	2,550,750
Computer Sciences Corp.	62,189	2,814,052
Fiserv, Inc.*	91,200	4,164,192
Visa, Inc.	2,400	169,800
		9,698,794

Life Sciences - Tools & Services - 2.5%
Thermo Fisher Scientific, Inc.*	54,700	2,683,035

Media - 4.8%
Comcast Corp., Special Class A	213,050	3,500,412
DISH Network Corp.	98,900	1,795,035
		5,295,447

Metals & Mining - 1.7%
United States Steel Corp.	49,700	1,915,935

Oil, Gas & Consumable Fuels - 10.4%
Arena Resources, Inc.*	18,000	574,200
ConocoPhillips	46,326	2,274,143
Exxon Mobil Corp.	49,400	2,819,258
Gazprom OAO (ADR)*	116,400	2,189,484
Marathon Oil Corp.	81,400	2,530,726
SandRidge Energy, Inc.*	173,300	1,010,339
		11,398,150

Pharmaceuticals - 6.0%
Eli Lilly & Co.	119,475	4,002,413
Roche Holding AG (ADR)	74,100	2,541,630
		6,544,043

Semiconductors & Semiconductor Equipment - 2.3%
MEMC Electronic Materials, Inc.*	160,776	1,588,467
ON Semiconductor Corp.*	143,250	913,935
		2,502,402
Equity Securities - Cont'd	Shares	Value
Software - 4.7%
Adobe Systems, Inc.*	72,500	$1,916,175
ANSYS, Inc.*	30,463	1,235,884
Microsoft Corp.	87,100	2,004,171
		5,156,230

Wireless Telecommunication Services - 3.6%
China Mobile Ltd. (ADR)	66,440	3,282,801
Leap Wireless International, Inc.*	49,601	643,821
		3,926,622

Total Equity Securities (Cost $119,948,055)106,249,421

	Principal
Corporate Bond - 0.1%	Amount
Level 3 Communications, Inc., 2.875%, 7/15/10	$65,000	64,669

Total Corporate Bonds (Cost $64,715)		64,669

Time Deposit - 2.4%
State Street Corp. Time Deposit, 0.01%, 7/1/10	2,652,926	2,652,926

Total Time Deposit (Cost $2,652,926)		2,652,926

TOTAL INVESTMENTS (Cost $122,665,696) - 99.6%		108,967,016
Other assets and liabilities, net - 0.4%		441,301
Net Assets - 100%		$109,408,317

Net Assets Consist Of:
Paid-in capital applicable to 7,297,658 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$142,788,493
Undistributed net investment income		479,397
Accumulated net realized gain (loss) on investments		(20,160,893)
Net unrealized appreciation (depreciation) on investments		(13,698,680)

Net Assets		$109,408,317

Net Asset Value per Share		$14.99

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $15,311)	$856,823
Interest income	64,294
Total investment income	921,117

Expenses:
Investment advisory fee	474,373
Transfer agency fees and expenses	9,489
Accounting fees	10,355
Directors' fees and expenses	8,706
Administrative fees	31,625
Custodian fees	10,540
Reports to shareholders	39,048
Professional fees	15,975
Miscellaneous	1,970
Total expenses	602,081
Reimbursement from Advisor	(963)
Fees paid indirectly	(245)
Net expenses	600,873

Net Investment Income	320,244

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	10,756,281

Change in unrealized appreciation (depreciation)	(21,846,706)

Net Realized and Unrealized Gain
(Loss) on Investments	(11,090,425)

Increase (Decrease) in Net Assets
Resulting From Operations	($10,770,181)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$320,244	$1,501,131
Net realized gain (loss)	10,756,281	(5,762,428)
Change in unrealized appreciation or (depreciation)	(21,846,706)	41,363,279

Increase (Decrease) in Net Assets
Resulting From Operations	(10,770,181)	37,101,982

Distributions to shareholders from:
Net investment income	--	(1,443,621)
Total distributions	--	(1,443,621)

Capital share transactions:
Shares sold	5,446,550	16,392,610
Reinvestment of distributions	--	1,443,611
Shares redeemed	(11,860,099)	(8,162,322)
Total capital share transactions	(6,413,549)	9,673,899

Total Increase (Decrease) in Net Assets	(17,183,730)	45,332,260

Net Assets
Beginning of period	126,592,047	81,259,787
End of period (including undistributed net investment income of $479,397
and $159,153, respectively)	$109,408,317	$126,592,047

Capital Share Activity
Shares sold	324,862	1,230,613
Reinvestment of distributions	--	87,175
Shares redeemed	(725,044)	(626,585)
Total capital share activity	(400,182)	691,203

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Calvert VP SRI Strategic Portfolio (the "Portfolio"), formerly known as Ameritas Core Strategies Portfolio, a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$106,249,421	--	--	$106,249,421
Corporate Debt	--	$64,669	--	64,669
Other Debt Obligations	--	2,652,926	--	2,652,926
TOTAL	$106,249,421	$2,717,595	--	$108,967,016

* For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% of the Portfolio's average daily net assets. Under terms of the agreement, $72,034 was payable at period end. In addition, $28,260 was payable at period end for operating expenses paid by the Advisor during June 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $4,802 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $8,691 for the six months ended June 30, 2010. Under the terms of the agreement, $1,308 was payable at period end. Boston Financial Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $72,866,877 and $76,160,082, respectively.

Capital Loss Carryforwards
Expiration Date
31-Dec-10	$9,883,188
31-Dec-16	15,142,774
31-Dec-17	4,955,593

The Portfolio's use of capital loss carryforwards may be limited under certain tax provisions.

As of June 30, 2010, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:
Unrealized appreciation	$3,760,808
Unrealized (depreciation)	(19,187,913)
Net unrealized appreciation/(depreciation)	($15,427,105)
Federal income tax cost of investments	$124,394,121

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$33,395	1.55%	$507,472	June 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$16.45	$11.60	$20.55
Income from investment operations
Net investment income	.05	.20	.14
Net realized and unrealized gain (loss)	(1.51)	4.84	(8.45)
Total from investment operations	(1.46)	5.04	(8.31)
Distributions from
Net investment income	--	(.19)	(.15)
Net realized gain	--	--	(.49)
Total distributions	--	(.19)	(.64)
Total increase (decrease) in net asset value	(1.46)	4.85	(8.95)
Net asset value, ending	$14.99	$16.45	$11.60

Total return*	(8.88%)	43.44%	(40.41%)
Ratios to average net assets: A
Net investment income	.51% (a)	1.50%	.94%
Total expenses	.95% (a)	.93%	.94%
Expenses before offsets	.95% (a)	.93%	.94%
Net expenses	.95% (a)	.93%	.92%
Portfolio turnover	60%	76%	77%
Net assets, ending (in thousands)	$109,408	$126,592	$81,260

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$21.01	$17.80	$16.55
Income from investment operations
Net investment income	.16	.14	.09
Net realized and unrealized gain (loss)	1.31	3.72	1.34
Total from investment operations	1.47	3.86	1.43
Distributions from
Net investment income	(.15)	(.14)	(.09)
Net realized gain	(1.78)	(.51)	(.09)
Total distributions	(1.93)	(.65)	(.18)
Total increase (decrease) in net asset value	(.46)	3.21	1.25
Net asset value, ending	$20.55	$21.01	$17.80

Total return*	6.96%	21.66%	8.66%
Ratios to average net assets: A
Net investment income	.85%	.72%	.54%
Total expenses	.93%	.94%	.97%
Expenses before offsets	.93%	.94%	.97%
Net expenses	.91%	.91%	.91%
Portfolio turnover	80%	76%	61%
Net assets, ending (in thousands)	$114,910	$81,647	$67,891

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Calvert VP Small
Cap Growth Portfolio

(formerly, Ameritas Small
Capitalization Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Schedule of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
20	Financial Highlights
21	Explanation of Financial Tables
22	Proxy Voting
23	Availability of Quarterly Portfolio Holdings

Calvert VP Small Cap Growth Portfolio
Managed by Eagle Asset Management, Inc., Subadvisor

Investment Climate

For the first six months of 2010, the Standard & Poor's (S&P) 500 Index was down 6.65% and the Russell 2000 Index was down 1.95%. International markets fared poorly as well during the period, as the MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI) lost 12.27% due to a combination of poor market performance and a strong U.S. dollar.

In the S&P 500 Index, all 10 economic sectors lost value. The Materials, Energy, and Information Technology sectors all suffered double-digit losses. The Industrials, Consumer Discretionary, and Consumer Staples sectors provided the best performance for the six-month period.

Equity markets performed poorly over the first six months of 2010 due to a combination of factors--concerns that second-half corporate earnings comparisons may be challenging, impending financial regulation, a potential slowdown in the Chinese economy, the risk of sovereign debt contagion in Europe, and growing fears of a double-dip recession--which are creating multiple uncertainties for investors globally and causing a re-pricing of risk in both equity and fixed-income assets.

Corporate earnings continued to be generally strong, particularly due to easy year-over-year comparisons, and revenues for many large companies also started to improve. However, with signs that economic activity is slowing and cost cutting is at its peak, earnings comparisons will be more challenging in the second half.

Unemployment remained stubbornly high at 9.5% as of June despite increases in government hiring. The underemployment rate, which includes part-time workers who are looking for full-time positions and discouraged workers, was still very high at 16.5%.

U.S. homeowners have taken advantage of historically low interest rates to refinance their existing homes, which should have a positive impact on consumer balance sheets. However, low mortgage rates have not been able to improve home

Calvert VP Small Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.10)
Six month**	0.50%
One year	25.29%
Five year	3.69%
Ten year	-5.54%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New Subadvisor assumed management of the portfolio effective January 2005.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

** Total return is not annualized for periods of one year or less.

sales and prices.

From the March 2009 market low through the April 23, 2010 high, the S&P 500 Index returned 84.21%. Given that fact, it is not surprising that investors were inclined to lock in their gains at the end of April 2010 in the face of mounting uncertainty in the global economic and geopolitical landscape.

Outlook

We believe that the European sovereign debt crisis is unlikely to hurt the major European countries so severely as to cause an economic recession in the entire region. However, investors are worried about specific governments and their ability to roll over their debt in the near future, and they are selling off financial shares accordingly. Their worries are not without warrant.

In our opinion, a slowdown in China is of more immediate concern than one in Europe. Chinese officials raised interest rates in an attempt to engineer a soft landing and prevent the bursting of the asset bubbles in that country. But these asset bubbles could deflate in a disorderly fashion, pushing the Chinese economy to a hard landing, which would certainly impact global growth prospects.

On the positive side, manufacturing continues to hold up better than the rest of the U.S. economy. Factory orders and industrial production have been increasing. U.S. corporations are also enjoying a healthy build-up of cash, which is being used for stock repurchases, dividends, and mergers. Therefore, we believe that merger and acquisition activity will benefit smaller-cap names and the active equity managers who invest in them.

Through April, financial markets seem to have anticipated a V-shaped recovery while the underlying economic recovery has been firmly U-shaped--and the two need to reconcile. Therefore, we view this correction as a healthy development for the equity markets. The sell-off should produce attractive investment opportunities once volatility subsides, with the U.S. market likely to outperform relative to the rest of the world in the short term. Currently, we believe that U.S. equities may be one of the more attractive equity assets.

The sell-off in the equity markets has been relatively orderly so far and could continue if earnings comparisons are heavily challenged in upcoming quarters. At that point, we believe that investors will be likely to reallocate to equities in a more meaningful way.

We also believe that, with so much turmoil in the markets, investors and regulators are not sufficiently focused on the potential long-term effects of climate change. If not mitigated, we believe that climate change could have a very significant negative impact on global gross domestic product growth, possibly subtracting as much as one-fifth of the potential growth rate for an extended period of time.
Economic Sectors	% of Total Investments
Consumer Discretionary	21.4%
Consumer Staples	2.4%
Energy	7.6%
Financials	4.4%
Health Care	18.9%
Industrials	13.5%
Information Technology	28.7%
Materials	3.1%
Total	100%

The recent Gulf of Mexico oil spill further underscores this imperative. We are dismayed by the staggering consequences of the spill on communities, livelihoods, and ecosystems. Yet we trust that solutions focusing on alternative energy and renewing our water supplies will become higher public- and private-sector priorities in the months and years ahead.

Sincerely,

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
July 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Actual	$1,000.00	$1,003.80	$4.97
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.84	$5.01

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Schedule of Investments
June 30, 2010
Equity Securities - 94.2%	Shares	Value
Aerospace & Defense - 1.0%
Triumph Group, Inc.	3,836	$255,593

Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.*	30,950	226,864

Biotechnology - 2.0%
BioMarin Pharmaceutical, Inc.*	11,342	215,044
Onyx Pharmaceuticals, Inc.*	8,045	173,692
Regeneron Pharmaceuticals, Inc.*	5,373	119,925
		508,661

Capital Markets - 1.0%
Duff & Phelps Corp.	11,639	147,001
optionsXpress Holdings, Inc.*	6,595	103,805
		250,806

Chemicals - 1.9%
Huntsman Corp.	58,512	507,299

Commercial Banks - 0.4%
UMB Financial Corp.	2,915	103,657

Commercial Services & Supplies - 4.3%
GEO Group, Inc.*	22,825	473,619
Ritchie Bros. Auctioneers, Inc.	10,984	200,128
Waste Connections, Inc.*	12,780	445,894
		1,119,641

Communications Equipment - 2.3%
EMS Technologies, Inc.*	16,640	249,933
Riverbed Technology, Inc.*	12,600	348,012
		597,945

Computers & Peripherals - 1.2%
Netezza Corp.*	22,644	309,770

Construction & Engineering - 0.9%
Northwest Pipe Co.*	12,338	234,422

Consumer Finance - 2.1%
Cash America International, Inc.	16,098	551,679

Diversified Consumer Services - 3.0%
Coinstar, Inc.*	12,214	524,836
Sotheby's	11,450	261,861
		786,697

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 3.6%
GrafTech International Ltd.*	36,250	$529,975
Regal-Beloit Corp.	7,139	398,213
		928,188

Electronic Equipment & Instruments - 3.2%
Coherent, Inc.*	11,876	407,347
DTS, Inc.*	13,237	435,100
		842,447

Energy Equipment & Services - 5.0%
Lufkin Industries, Inc.	18,368	716,168
OYO Geospace Corp.*	9,324	452,028
Unit Corp.*	3,455	140,238
		1,308,434

Health Care Equipment & Supplies - 5.2%
American Medical Systems Holdings, Inc.*	24,140	533,977
Cutera, Inc.*	3	28
Thoratec Corp.*	19,207	820,715
		1,354,720

Health Care Providers & Services - 4.5%
Amedisys, Inc.*	6,722	295,566
Centene Corp.*	13,770	296,055
Genoptix, Inc.*	9,072	156,038
Lincare Holdings, Inc.*	13,405	435,797
		1,183,456

Health Care Technology - 5.5%
Eclipsys Corp.*	29,780	531,275
MedAssets, Inc.*	13,570	313,196
Quality Systems, Inc.	8,453	490,189
Vital Images, Inc.*	8,558	109,115
		1,443,775

Hotels, Restaurants & Leisure - 5.6%
Bally Technologies, Inc.*	14,044	454,885
BJ's Restaurants, Inc.*	21,105	498,078
Choice Hotels International, Inc.	5,834	176,245
Shuffle Master, Inc.*	42,711	342,115
		1,471,323

Household Durables - 1.0%
Universal Electronics, Inc.*	15,172	252,310

Internet Software & Services - 0.8%
Monster Worldwide, Inc.*	16,750	195,138

Life Sciences - Tools & Services - 2.0%
Bruker Corp.*	11,850	144,096
ICON plc (ADR)*	13,441	388,310
		532,406

Equity Securities - Cont'd	Shares	Value
Machinery - 2.9%
ArvinMeritor, Inc.*	25,410	$332,871
WABCO Holdings, Inc.*	13,248	417,047
		749,918

Metals & Mining - 0.9%
Titanium Metals Corp.*	14,037	246,911

Oil, Gas & Consumable Fuels - 2.2%
Brigham Exploration Co.*	17,555	269,996
Oasis Petroleum, Inc.*	20,438	296,351
		566,347

Personal Products - 2.2%
Herbalife Ltd.	5,350	246,367
NBTY, Inc.*	9,875	335,849
		582,216

Pharmaceuticals - 0.5%
Salix Pharmaceuticals Ltd.*	3,290	128,409

Real Estate Investment Trusts - 0.7%
Redwood Trust, Inc.	13,313	194,902

Road & Rail - 1.6%
Landstar System, Inc.	11,025	429,865

Semiconductors & Semiconductor Equipment - 7.8%
Formfactor, Inc.*	30,871	333,407
ON Semiconductor Corp.*	55,027	351,072
Rubicon Technology, Inc.*	11,465	341,542
Teradyne, Inc.*	21,990	214,403
Varian Semiconductor Equipment Associates, Inc.*	18,570	532,216
Veeco Instruments, Inc.*	7,610	260,871
		2,033,511

Software - 10.7%
ANSYS, Inc.*	12,635	512,602
ArcSight, Inc.*	9,616	215,302
Informatica Corp.*	19,865	474,376
Radiant Systems, Inc.*	10,321	149,242
Rovi Corp.*	18,560	703,610
SuccessFactors, Inc.*	13,039	271,081
TIBCO Software, Inc.*	39,442	475,671
		2,801,884

Specialty Retail - 5.7%
Chico's FAS, Inc.	24,430	241,369
Genesco, Inc.*	27,227	716,342
Vitamin Shoppe, Inc.*	21,162	542,805
		1,500,516

Equity Securities - Cont'd	Shares	Value
Textiles, Apparel & Luxury Goods - 1.1%
Steven Madden Ltd.*	9,077	$286,107

Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp.*	18,689	128,767

Total Equity Securities (Cost $21,204,432)		24,614,584

TOTAL INVESTMENTS (Cost $21,204,432) - 94.2%		24,614,584
Other assets and liabilities, net - 5.8%		1,507,686
Net Assets - 100%		$26,122,270

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2010
Assets
Investments in securities, at value (Cost $21,204,432) - see accompanying schedule	$24,614,584
Receivable for securities sold	2,212,913
Interest and dividends receivable	9,292
Other assets	2,202
Total assets	26,838,991

Liabilities
Payable for shares redeemed	270,177
Payable to Bank	387,130
Payable to Calvert Asset Management Company, Inc.	24,818
Payable to Calvert Administrative Services Company	1,244
Payable to Calvert Shareholder Services, Inc.	129
Accrued expenses and other liabilities	33,223
Total liabilities	716,721

Net Assets	$26,122,270

Net Assets Consist of:
Paid-in capital applicable to 818,751 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$36,702,635
Undistributed net investment income (loss)	(107,871)
Accumulated net realized gain (loss) on investments	(13,882,646)
Net unrealized appreciation (depreciation) on investments	3,410,152

Net Assets	$26,122,270

Net Asset Value per Share	$31.91

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment income:
Dividend income (net of foreign taxes withheld of $819)	$60,186

Expenses:
Investment advisory fee	150,728
Transfer agency fees and expenses	2,661
Accounting fees	2,941
Directors' fees and expenses	2,459
Administrative fees	8,866
Custodian fees	6,443
Reports to shareholders	27,163
Professional fees	11,559
Miscellaneous	891
Total expenses	213,711
Reimbursement from Advisor	(36,240)
Fees paid indirectly	(144)
Net expenses	177,327

Net Investment Income (Loss)	(117,141)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,772,838
Change in unrealized appreciation (depreciation)	(2,883,669)

Net Realized and Unrealized Gain
(Loss) on Investments	889,169

Increase (Decrease) in Net Assets
Resulting From Operations	$772,028

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($117,141)	$31,512
Net realized gain (loss)	3,772,838	(2,275,206)
Change in unrealized appreciation (depreciation)	(2,883,669)	11,215,510

Increase (Decrease) in Net Assets
Resulting From Operations	772,028	8,971,816

Distributions to shareholders from:
Net investment income	--	(22,242)

Capital share transactions:
Shares sold	1,381,876	4,755,933
Reinvestment of distributions	--	22,237
Shares redeemed	(11,965,770)	(3,451,596)
Total capital share transactions	(10,583,894)	1,326,574

Total Increase (Decrease) in Net Assets	(9,811,866)	10,276,148
Net Assets
Beginning of period	35,934,136	25,657,988
End of period (including net investment loss and undistributed net
investment income of $107,871 and $9,270, respectively)	$26,122,270	$35,934,136

Capital Share Activity
Shares sold	41,841	184,171
Reinvestment of distributions	--	693
Shares redeemed	(354,715)	(141,353)
Total capital share activity	(312,874)	43,511

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: The Calvert VP Small Cap Growth Portfolio (the "Portfolio"), formerly known as Ameritas Small Capitalization Portfolio, a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$24,614,584	--	--	$24,614,584
Other Debt Obligations	--	--	--	--
TOTAL	$24,614,584	--	--	$24,614,584

*For further breakdown of Equity securities by industry type, please refer to the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,168 for the six months ended June 30, 2010. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $7,702,910 and $19,786,710, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-10	$11,902,668
31-Dec-13	361,070
31-Dec-16	3,032,931
31-Dec-17	2,085,418

Capital losses may be utilized to offset future capital gains until expiration.

As of June 30, 2010, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:
Unrealized appreciation	$4,780,796
Unrealized (depreciation)	(1,576,281)
Net unrealized appreciation/(depreciation)	$3,204,515
Federal income tax cost of investments	$21,410,069

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had an outstanding loan balance of $387,130 at an interest rate of 1.56% at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$176,905	1.57%	$973,928	June 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$31.75	$23.58	$37.43
Income from investment operations
Net investment income (loss)	(.14)	.03	(.12)
Net realized and unrealized gain (loss)	.30	8.16	(13.73)
Total from investment operations	.16	8.19	(13.85)
Distributions from
Net investment income	--	(.02)	--
Total distributions	--	(.02)	--
Total increase (decrease) in net asset value	.16	8.17	(13.85)
Net asset value, ending	$31.91	$31.75	$23.58

Total return*	.50%	34.73%	(37.00%)
Ratios to average net assets: A
Net investment income (loss)	(.66%) (a)	.11%	(.36%)
Total expenses	1.21% (a)	1.14%	1.15%
Expenses before offsets	1.00% (a)	1.00%	1.00%
Net expenses	1.00% (a)	1.00%	1.00%
Portfolio turnover	22%	63%	66%
Net assets, ending (in thousands)	$26,122	$35,934	$25,658

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$33.48	$27.77	$27.06
Income from investment operations
Net investment income (loss)	(.25)	(.27)	(.20)
Net realized and unrealized gain (loss)	4.20	5.98	.91
Total from investment operations	3.95	5.71	.71
Total increase (decrease) in net asset value	3.95	5.71	.71
Net asset value, ending	$37.43	$33.48	$27.77

Total return*	11.80%	20.56%	2.62%
Ratios to average net assets: A
Net investment income (loss)	(.69%)	(.83%)	(.71%)
Total expenses	1.10%	1.17%	1.22%
Expenses before offsets	1.02%	1.05%	1.08%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	60%	67%	49%
Net assets, ending (in thousands)	$43,181	$39,192	$35,509

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Calvert VP Mid Cap Value Portfolio

(formerly, Ameritas MidCap Value
Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Statement of Net Assets
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Notes to Financial Statements
20	Financial Highlights
22	Explanation of Financial Tables
23	Proxy Voting
24	Availability of Quarterly Portfolio Holdings

Calvert VP Mid Cap Value Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by RiverSource Investments, LLC, Subadvisor

Investment Climate

For the first six months of 2010, the Standard & Poor's (S&P) 500 Index was down 6.65% and the Russell 2000 Index was down 1.95%. International markets fared poorly as well during the period, as the MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI) lost 12.27% due to a combination of poor market performance and a strong U.S. dollar.

In the S&P 500 Index, all 10 economic sectors lost value. The Materials, Energy, and Information Technology sectors all suffered double-digit losses. The Industrials, Consumer Discretionary, and Consumer Staples sectors provided the best performance for the six-month period.

Equity markets performed poorly over the first six months of 2010 due to a combination of factors--concerns that second-half corporate earnings comparisons may be challenging, impending financial regulation, a potential slowdown in the Chinese economy, the risk of sovereign debt contagion in Europe, and growing fears of a double-dip recession--which are creating multiple uncertainties for investors globally and causing a re-pricing of risk in both equity and fixed-income assets.

Corporate earnings continued to be generally strong, particularly due to easy year-over-year comparisons, and revenues for many large companies also started to improve. However, with signs that economic activity is slowing and cost cutting is at its peak, earnings comparisons will be more challenging in the second half.

Unemployment remained stubbornly high at 9.5% as of June despite increases in government hiring. The underemployment rate, which includes part-time workers who are looking for full-time positions and discouraged workers, was still very high at 16.5%.

U.S. homeowners have taken advantage of historically low interest rates to refinance their existing homes, which should

Calvert VP Mid Cap Value Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.10)
Six month**	-5.68%
One year	22.50%
Five year	-2.14%
Since inception (01.02.01)	3.08%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New subadvisor assumed management of the portfolio effective April 2007.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

** Total return is not annualized for periods of one year or less.

have a positive impact on consumer balance sheets. However, low mortgage rates have not been able to improve home sales and prices.

From the March 2009 market low through the April 23, 2010 high, the S&P 500 Index returned 84.21%. Given that fact, it is not surprising that investors were inclined to lock in their gains at the end of April 2010 in the face of mounting uncertainty in the global economic and geopolitical landscape.

Outlook

We believe that the European sovereign debt crisis is unlikely to hurt the major European countries so severely as to cause an economic recession in the entire region. However, investors are worried about specific governments and their ability to roll over their debt in the near future, and they are selling off financial shares accordingly. Their worries are not without warrant.

In our opinion, a slowdown in China is of more immediate concern than one in Europe. Chinese officials raised interest rates in an attempt to engineer a soft landing and prevent the bursting of the asset bubbles in that country. But these asset bubbles could deflate in a disorderly fashion, pushing the Chinese economy to a hard landing, which would certainly impact global growth prospects.

On the positive side, manufacturing continues to hold up better than the rest of the U.S. economy. Factory orders and industrial production have been increasing. U.S. corporations are also enjoying a healthy build-up of cash, which is being used for stock repurchases, dividends, and mergers. Therefore, we believe that merger and acquisition activity will benefit smaller-cap names and the active equity managers who invest in them.

Through April, financial markets seem to have anticipated a V-shaped recovery while the underlying economic recovery has been firmly U-shaped--and the two need to reconcile. Therefore, we view this correction as a healthy development for the equity markets. The sell-off should produce attractive investment opportunities once volatility subsides, with the U.S. market likely to outperform relative to the rest of the world in the short term. Currently, we believe that U.S. equities may be one of the more attractive equity assets.

The sell-off in the equity markets has been relatively orderly so far and could continue if earnings comparisons are heavily challenged in upcoming quarters. At that point, we believe that investors will be likely to reallocate to equities in a more meaningful way.

We also believe that, with so much turmoil in the markets, investors and regulators are not sufficiently focused on the potential long-term effects of climate change. If not mitigated, we believe that climate change could have a very significant negative impact on global gross domestic product growth, possibly subtracting as much as one-fifth of the potential growth rate for an extended period of time.
Economic Sectors	% of Total Investments

Consumer Discretionary	10.3%
Consumer Staples	3.2%
Consumer, Cyclical	0.4%
Energy	11.5%
Financials	15.9%
Health Care	9.7%
Industrials	21.3%
Information Technology	9.1%
Materials	7.6%
Telecommunication Services	3.7%
Time Deposit	1.5%
Utilities	5.8%
Total	100%

The recent Gulf of Mexico oil spill further underscores this imperative. We are dismayed by the staggering consequences of the spill on communities, livelihoods, and ecosystems. Yet we trust that solutions focusing on alternative energy and renewing our water supplies will become higher public- and private-sector priorities in the months and years ahead.

Sincerely,

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
July 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10
Actual	$1,000.00	$943.20	$6.40
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.21	$6.65

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010
Equity Securities - 98.3%	Shares	Value
Aerospace & Defense - 1.3%
Goodrich Corp.	3,355	$222,269

Airlines - 1.3%
AMR Corp.*	2,300	15,594
Continental Airlines, Inc., Class B*	2,500	55,000
Delta Air Lines, Inc.*	5,802	68,174
UAL Corp.*	1,670	34,335
US Airways Group, Inc.*	4,317	37,169
		210,272

Auto Components - 1.0%
Goodyear Tire & Rubber Co.*	16,515	164,159

Automobiles - 0.2%
Ford Motor Co.*	2,853	28,758

Building Products - 1.0%
A.O. Smith Corp.	3,310	159,509

Capital Markets - 1.1%
Artio Global Investors, Inc.	2,022	31,826
Invesco Ltd.	9,386	157,967
		189,793

Chemicals - 5.1%
Agrium, Inc.	2,808	137,423
Eastman Chemical Co.	4,584	244,602
Huntsman Corp.	7,677	66,560
Lubrizol Corp.	2,362	189,692
PPG Industries, Inc.	3,409	205,938
		844,215

Commercial Banks - 1.6%
CIT Group, Inc.*	3,432	116,208
Fifth Third Bancorp	4,927	60,553
Marshall & Ilsley Corp.	2,232	16,026
Regions Financial Corp.	1,180	7,764
SunTrust Banks, Inc.	2,667	62,141
Zions Bancorporation	376	8,110
		270,802

Commercial Services & Supplies - 0.9%
Ritchie Bros. Auctioneers, Inc.	8,093	147,454

Communications Equipment - 0.8%
Brocade Communications Systems, Inc.*	15,175	78,303
Tellabs, Inc.	8,816	56,334
		134,637

Equity Securities - Cont'd	Shares	Value
Construction & Engineering - 3.2%
Chicago Bridge & Iron Co. NV, NY Shares*	7,426	$139,683
Fluor Corp.	2,031	86,317
Foster Wheeler AG*	4,526	95,318
Insituform Technologies, Inc.*	1,200	24,576
Jacobs Engineering Group, Inc.*	2,861	104,255
KBR, Inc.	4,300	87,462
		537,611

Diversified Financial Services - 0.4%
Pico Holdings, Inc.*	2,116	63,417

Diversified Telecommunication Services - 2.9%
CenturyTel, Inc.	4,929	164,185
Qwest Communications International, Inc.	31,798	166,939
Windstream Corp.	14,364	151,684
		482,808

Electric Utilities - 1.7%
Allegheny Energy, Inc.	4,531	93,701
Pepco Holdings, Inc.	7,716	120,987
Pinnacle West Capital Corp.	1,650	59,994
		274,682

Electrical Equipment - 3.3%
Cooper Industries plc	9,205	405,020
Rockwell Automation, Inc.	2,724	133,721
		538,741

Electronic Equipment & Instruments - 2.4%
Agilent Technologies, Inc.*	7,152	203,332
Avnet, Inc.*	5,326	128,410
Celestica, Inc.*	8,255	66,535
		398,277

Energy Equipment & Services - 3.8%
Cameron International Corp.*	2,608	84,812
Helix Energy Solutions Group, Inc.*	7,450	80,237
Nabors Industries Ltd.*	4,654	82,003
Noble Corp.*	3,342	103,301
Oceaneering International, Inc.*	1,380	61,962
Smith International, Inc.	5,623	211,706
		624,021

Gas Utilities - 1.0%
EQT Corp.	2,053	74,196
Questar Corp.	2,133	97,030
		171,226

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp.*	14,588	$84,611
Hospira, Inc.*	3,758	215,897
		300,508

Health Care Providers & Services - 1.6%
CIGNA Corp.	4,667	144,957
Universal Health Services, Inc., Class B	3,242	123,682
		268,639

Hotels, Restaurants & Leisure - 1.3%
Penn National Gaming, Inc.*	6,998	161,654
Royal Caribbean Cruises Ltd.*	2,138	48,682
		210,336

Household Durables - 1.4%
D.R. Horton, Inc.	3,172	31,181
KB Home	1,769	19,459
Mohawk Industries, Inc.*	1,774	81,178
Pulte Homes, Inc.*	3,733	30,909
Stanley Black & Decker, Inc.	1,196	60,422
		223,149

Industrial Conglomerates - 1.3%
McDermott International, Inc.*	9,724	210,622

Insurance - 8.4%
AON Corp.	1,678	62,287
Assurant, Inc.	4,560	158,232
AXIS Capital Holdings Ltd.	4,368	129,817
Everest Re Group Ltd.	2,593	183,377
Lincoln National Corp.	5,929	144,015
PartnerRe Ltd.	2,477	173,737
Transatlantic Holdings, Inc.	1,648	79,038
XL Group plc	28,447	455,437
		1,385,940

IT Services - 0.5%
Computer Sciences Corp.	1,856	83,984

Leisure Equipment & Products - 1.3%
Hasbro, Inc.	5,396	221,776

Life Sciences - Tools & Services - 1.1%
Life Technologies Corp.*	3,966	187,394

Machinery - 5.5%
AGCO Corp.*	4,645	125,276
Eaton Corp.	5,286	345,916
Ingersoll-Rand plc	5,509	190,005
Manitowoc Co., Inc.	10,423	95,266
Parker Hannifin Corp.	2,668	147,967
		904,430

Equity Securities - Cont'd	Shares	Value
Media - 1.8%
National CineMedia, Inc.	9,633	$160,486
Regal Entertainment Group	10,195	132,943
		293,429

Metals & Mining - 2.2%
Cliffs Natural Resources, Inc.	1,174	55,366
Freeport-McMoRan Copper & Gold, Inc.	2,591	153,206
Steel Dynamics, Inc.	5,680	74,919
United States Steel Corp.	2,066	79,644
		363,135

Multiline Retail - 1.4%
Macy's, Inc.	12,907	231,035

Multi-Utilities - 3.1%
DTE Energy Co.	2,086	95,142
Sempra Energy	5,897	275,921
Wisconsin Energy Corp.	2,850	144,609
		515,672

Oil, Gas & Consumable Fuels - 7.8%
Alpha Natural Resources, Inc.*	4,363	147,775
El Paso Corp.	9,918	110,189
Enbridge, Inc.	9,346	435,523
Newfield Exploration Co.*	2,837	138,616
Pioneer Natural Resources Co.	2,749	163,428
Southwestern Energy Co.*	2,364	91,345
Sunoco, Inc.	1,519	52,816
Ultra Petroleum Corp.*	2,012	89,031
Valero Energy Corp.	3,135	56,367
		1,285,090

Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.*	7,436	49,747

Pharmaceuticals - 5.1%
Forest Laboratories, Inc.*	11,364	311,715
Mylan, Inc.*	24,063	410,033
Watson Pharmaceuticals, Inc.*	3,121	126,619
		848,367

Real Estate Investment Trusts - 3.9%
AvalonBay Communities, Inc.	932	87,021
Boston Properties, Inc.	940	67,060
Equity Residential	3,433	142,950
Pebblebrook Hotel Trust*	2,008	37,851
ProLogis	7,228	73,220
Rayonier, Inc.	2,571	113,175
Ventas, Inc.	2,796	131,272
		652,549

Equity Securities - Cont'd	Shares	Value
Real Estate Management & Development - 0.4%
St. Joe Co.*	3,178	$73,602

Road & Rail - 3.0%
Con-way, Inc.	1,465	43,979
CSX Corp.	2,658	131,917
JB Hunt Transport Services, Inc.	1,116	36,460
Kansas City Southern*	4,811	174,880
Knight Transportation, Inc.	1,073	21,717
Landstar System, Inc.	813	31,699
Old Dominion Freight Line, Inc.*	715	25,125
Werner Enterprises, Inc.	1,168	25,567
		491,344

Semiconductors & Semiconductor Equipment - 2.6%
LSI Corp.*	72,021	331,297
Microchip Technology, Inc.	3,664	101,639
		432,936

Software - 2.8%
Adobe Systems, Inc.*	5,435	143,647
Autodesk, Inc.*	5,595	136,294
BMC Software, Inc.*	5,377	186,206
		466,147

Specialty Retail - 1.0%
Abercrombie & Fitch Co.	3,836	117,727
Bed Bath & Beyond, Inc.*	1,242	46,053
		163,780

Textiles, Apparel & Luxury Goods - 1.1%
VF Corp.	2,563	182,434

Tobacco - 3.2%
Lorillard, Inc.	7,382	531,356

Trading Companies & Distributors - 0.6%
W.W. Grainger, Inc.	1,068	106,213

Wireless Telecommunication Services - 0.8%
Sprint Nextel Corp.*	29,662	125,767

Total Equity Securities (Cost $15,891,772)		16,272,032

	Principal
Corporate Bonds - 0.4%	Amount
Ford Motor Co., 4.25%, 11/15/16	$52,000	64,805

Total Corporate Bonds (Cost $52,000)		64,805

	Principal
Time Deposit - 1.5%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 7/1/10	$245,654	$245,654

Total Time Deposit (Cost $245,654)		245,654

TOTAL INVESTMENTS (Cost $16,189,426) - 100.2%		16,582,491
Other assets and liabilities, net - (0.2%)		(29,377)
Net Assets - 100%		$16,553,114

Net Assets Consist of:

Paid-in capital applicable to 1,294,178 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$33,366,398
Undistributed net investment income		56,969
Accumulated net realized gain (loss) on investments		(17,263,318)
Net unrealized appreciation (depreciation) on investments		393,065

Net Assets		$16,553,114

Net Asset Value per Share		$12.79

* Non-income producing security.

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,413 )	$168,816
Interest income	1,431
Total investment income	170,247

Expenses:
Investment advisory fee	87,575
Transfer agency fees and expenses	1,428
Accounting fees	1,546
Directors' fees and expenses	1,285
Administrative fees	4,760
Custodian fees	9,999
Reports to shareholders	17,414
Professional fees	11,368
Miscellaneous	842
Total expenses	136,217
Fees waived	(9,519)
Fees paid indirectly	(208)
Net expenses	126,490

Net Investment Income	43,757

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	453,931
Foreign currency transactions	(47)
453,884

Change in unrealized appreciation (depreciation) on:
Investments	(1,405,328)

Net Realized and Unrealized Gain
(Loss)	(951,444)

Increase (Decrease) in Net Assets
Resulting From Operations	($907,687)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$43,757	$251,605
Net realized gain (loss)	453,884	(8,865,476)
Change in unrealized appreciation (depreciation)	(1,405,328)	15,120,044

Increase (Decrease) in Net Assets
Resulting From Operations	(907,687)	6,506,173

Distributions to shareholders from:
Net investment income	--	(295,320)
Total distributions	--	(295,320)

Capital share transactions:
Shares sold	428,396	831,700
Reinvestment of distributions	--	295,320
Shares redeemed	(2,427,687)	(13,171,068)
Total capital share transactions	(1,999,291)	(12,044,048)

Total Increase (Decrease) in Net Assets	(2,906,978)	(5,833,195)

Net Assets
Beginning of period	19,460,092	25,293,287
End of period (including undistributed net investment income
of $56,969 and $13,212, respectively)	$16,553,114	$19,460,092

Capital Share Activity
Shares sold	30,656	87,128
Reinvestment of distributions	--	21,573
Shares redeemed	(171,695)	(1,226,548)
Total capital share activity	(141,039)	(1,117,847)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Calvert VP Mid Cap Value Portfolio (the "Portfolio"), formerly known as Ameritas MidCap Value Portfolio, a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$16,272,032	--	--	$16,272,032
Corporate Debt	--	$64,805	--	64,805
Other Debt Obligations	--	245,654	--	245,654
TOTAL	$16,272,032	$310,459	--	$16,582,491

*For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .92% of the Portfolio's average daily net assets. Under terms of the agreement, $11,862 was payable at period end. In addition $15,427 was payable at period end for operating expenses paid by the Advisor during June 2010. For the six months ended June 30, 2010, the Advisor voluntarily waived $9,519 of its fee.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $723 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $421 for the six months ended June 30, 2010. Under the terms of the agreement, $52 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $4,424,779 and $6,492,781, respectively.

Capital Loss Carryforwards
Expiration Date
31-Dec-16	$8,054,646
31-Dec-17	8,907,251

Capital losses may be utilized to offset future capital gains until expiration.

As of June 30, 2010, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:
Unrealized appreciation	$1,524,365
Unrealized (depreciation)	(1,722,290)
Net unrealized appreciation/(depreciation)	($197,925)
Federal income tax cost of investments	$16,780,416

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$339	1.57%	$61,322	May 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$13.56	$9.91	$19.98
Income from investment operations
Net investment income	.03	.20	.17
Net realized and unrealized gain (loss)	(.80)	3.66	(9.01)
Total from investment operations	(.77)	3.86	(8.84)
Distributions from
Net investment income	--	(.21)	(.13)
Net realized gain	--	--	(1.10)
Total distributions	--	(.21)	(1.23)
Total increase (decrease) in net asset value	(.77)	3.65	(10.07)
Net asset value, ending	$12.79	$13.56	$9.91

Total return*	(5.68%)	38.92%	(44.13%)
Ratios to average net assets: A
Net investment income	.46% (a)	1.19%	.84%
Total expenses	1.43% (a)	1.36%	1.22%
Expenses before offsets	1.33% (a)	1.26%	1.12%
Net expenses	1.33% (a)	1.26%	1.10%
Portfolio turnover	24%	26%	54%
Net assets, ending (in thousands)	$16,553	$19,460	$25,293

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$23.49	$22.15	$21.53
Income from investment operations
Net investment income	.10	.02	.03
Net realized and unrealized gain (loss)	1.10	3.00	1.22
Total from investment operations	1.20	3.02	1.25
Distributions from
Net investment income	(.09)	(.02)	(.03)
Net realized gain	(4.62)	(1.66)	(.60)
Total distributions	(4.71)	(1.68)	(.63)
Total increase (decrease) in net asset value	(3.51)	1.34	.62
Net asset value, ending	$19.98	$23.49	$22.15

Total return*	5.04%	13.59%	5.80%
Ratios to average net assets: A
Net investment income	.44%	.08%	.15%
Total expenses	1.14%	1.15%	1.20%
Expenses before offsets	1.07%	1.15%	1.20%
Net expenses	1.04%	1.11%	1.15%
Portfolio turnover	123%	56%	29%
Net assets, ending (in thousands)	$63,444	$61,440	$47,655

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

(a) Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Calvert VP Money Market Portfolio

(formerly, Ameritas Money
Market Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting
19	Availability of Quarterly Portfolio Holdings

Calvert VP Money Market Portfolio
Managed by Calvert Asset Management Company, Inc.

Investment Climate

Over the six-month reporting period, the U.S. continued its slow recovery from the deepest recession of the post-World War II era. Assuming that the consensus1 expectation for a moderate 3.3% pace of economic growth in the second quarter of 2010 holds true, gross domestic product (GDP) will have grown at a 3.4% pace in the 12 months since the trough of the recession, with a 3.0% economic growth rate in the first half of 2010. While both rates are near the average for the last 50 years, they are well below the pace seen during previous recoveries from deep recessions. In fact, after the end of the reporting period, expectations for GDP growth continued to trend lower.

Consumer prices rose at an increasingly slow rate over the past six months--a phenomenon known as "disinflation." In fact, the yearly core inflation rate toward the end of the reporting period was only 0.9%2, the lowest since 1966. The labor market improved but remained quite weak, with the June unemployment rate at 9.5%.

As the sovereign debt crisis in the European Economic and Monetary Union (euro zone) deepened and spread, it drove market moves during the period. Debt-laden euro-zone governments and banks found it increasingly difficult to fund their debts in public markets. This rekindled investors' fears of another global markets meltdown, which always seemed to be lurking just below the surface.

The fear reached a crescendo in early May, when the European Union, International Monetary Fund, and European Central Bank announced massive support initiatives. The fear ebbed and euro-zone lending markets calmed, but concerns about the outlook for global and U.S. growth sank investor confidence and the second quarter closed on a down note.

The Federal Reserve (Fed) left the target federal funds rate near zero percent and repeatedly indicated that it would remain low for an "extended period."3 By the end of June, lending rates signaled that the market did not expect the Fed to begin raising rates until mid-2011. In the meantime, the Fed finished closing its emergency support facilities and tested some policy exit strategies. However, it did reopen dollar currency swap lines with the major central banks in response to the euro-zone debt crisis.

Toward the end of the reporting period, investors once again became more risk averse and flocked to low-yielding,

Calvert VP Money Market Portfolio*
Average Annual Total Return
(period ended 6.30.10)
Six month**	0.06%
One year	0.33%
Five year	3.10%
Ten year	2.77%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

** Total return is not annualized for periods of one year or less.
7-Day Simple/Effective Yield	As of 6.30.10
Money Market Portfolio	0.18%/0.18%

Investment Allocation	% of Total Investments
Taxable Municipal Obligations	5%
Variable Rate Demand Notes	67%
U.S. Government Agencies and Instrumentalities	28%
Total	100%

liquid Treasuries--driving yields down even further. As a result, the benchmark 10-year Treasury note's yield fell 0.90 percentage points over the six-month period to 2.95%. However, with the Fed's interest-rate moves on hold, most money-market rates were nearly unchanged and three-month Treasury bills yielded only 0.17% at the end of June.4

Demand for municipal bonds remained strong as lower tax-exempt supply and attractive ratios to Treasuries outweighed concerns over state and local government budgetary strains. The success of the taxable Build America Bonds has reduced the supply of tax-exempt municipals, so the level of interest rates for long-term, tax-exempt municipals are now twice as high as those of Treasuries.

Outlook

We expect the fragile recovery to continue as the post-crisis deleveraging in the U.S. and other western economies plays out, with slow economic growth and little consumer price inflation.

Globally, the Fed and other central banks are running extremely easy monetary policies with rock-bottom interest rates. This has generally led investors to hunt far and wide to try to achieve higher returns, and take on greater risk than they did during the financial crisis of 2008 and early 2009. We saw a similar pattern in the middle of the last decade.

Given the low level of interest rates, even on bonds with higher levels of credit risk, we plan to keep the durations of our funds shorter than their respective benchmarks to help minimize the negative effects of an eventual rise in interest rates. We also plan to maintain a conservative credit risk profile in the near term.

Sincerely,

Catherine Roy
Senior Vice President and Chief Investment Officer, Fixed Income
Calvert Asset Management Company
July 2010

1. Forecast source: Wall Street Journal Economic Forecasting Survey of June 2010. Actual GDP data source: Bureau of Economic Analysis

2. Year-over-year core CPI rate as of May 2010 according to the Bureau of Labor Statistics

3. Federal Open Market Committee

4. Interest rate data sources: Bloomberg and Federal Reserve

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Actual	$1,000.00	$1,000.60	$1.79
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.01	$1.81

* Expenses are equal to the Fund's annualized expense ratio of .36%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010
	Principal
Municipal Commercial Paper - 4.0%	Amount	Value
Metropolitan Washington DC Airport Authority System Revenue Notes:
0.45%, 7/1/10, LOC: Landesbank Baden-Wuerttemberg	$1,000,000	$1,000,000
1.00%, 7/6/10, LOC: Landesbank Baden-Wuerttemberg	1,800,000	1,800,000
0.60%, 7/7/10, LOC: Landesbank Baden-Wuerttemberg	1,000,000	1,000,000

Total Municipal Commercial Paper (Cost $3,800,000)		3,800,000

Municipal Obligations - 1.0%
South Carolina State Public Service Authority Revenue Bonds, 1.00%, 7/15/11 (r)	1,000,000	1,000,000

Total Municipal Obligations (Cost $1,000,000)		1,000,000

Variable Rate Demand Notes - 67.3%
Allegheny County IDA Revenue, 2.35%, 7/1/38, LOC: Allied Irish Bank (r)	3,000,000	3,000,000
Birmingham Alabama Industrial Development Board Revenue, 0.55%, 5/1/29, C/LOC: FHLB (r)	1,845,000	1,845,000
Calhoun County Alabama Economic Development Council Revenue, 0.53%, 4/1/21,
LOC: Bank of America (r)	800,000	800,000
CIDC-Hudson House LLC New York Revenue, 1.15%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	510,000	510,000
District of Columbia Revenue, 0.33%, 4/1/38, LOC: PNC Bank (r)	605,000	605,000
Erie County New York Industrial Development Agency Revenue, 0.42%, 4/1/32,
LOC: HSBC USA, Inc. (r)	1,605,000	1,605,000
Florida State Housing Finance Corp. MFH Revenue, 0.40%, 10/15/32, LOC: Fannie Mae (r)	400,000	400,000
Four Fishers LLC, 0.60%, 4/1/24, LOC: Bank of America (r)	1,000,000	1,000,000
Gillette Wyoming Pollution Control Revenue, 0.23%, 1/1/18, LOC: Barclays Bank (r)	2,400,000	2,400,000
Goshen Indiana Economic Development Revenue, 0.30%, 10/1/42,
LOC: JPMorgan Chase Bank (r)	1,500,000	1,500,000
Hawaii State Department of Budget & Finance Revenue, 0.38%, 5/1/19,
LOC: First Hawaiian Bank (r)	920,000	920,000
Hillcrest Baptist Church, 0.40%, 12/1/20, LOC: Wells Fargo Bank (r)	2,860,000	2,860,000
Hills City Iowa Health Facilities Revenue, 2.75%, 8/1/35, LOC: Allied Irish Bank (r)	1,195,000	1,195,000
Holland Board of Public Works Home Building Co., 0.40%, 11/1/22, LOC: Wells Fargo Bank (r)	955,000	955,000
Hopkinsville Kentucky Industrial Building LO Revenue, 0.40%, 8/1/24, LOC: Comerica Bank (r)	1,345,000	1,345,000
Illinois State Development Finance Authority Revenue, 0.60%, 7/1/10, LOC: Bank of America (r)	200,000	200,000
Iowa State Finance Authority IDA Revenue, 0.35%, 11/1/17, LOC: Societe Generale (r)	2,930,000	2,930,000
Kansas City Missouri IDA & MFH Revenue, 0.30%, 9/15/32, LOC: Fannie Mae (r)	1,600,000	1,600,000
Legacy Park LLC, 0.63%, 1/1/50, LOC: Fifth Third Bank (r)	4,000,000	4,000,000
Louisiana State Housing Finance Agency Revenue, 0.31%, 3/15/37, LOC: Fannie Mae (r)	1,035,000	1,035,000
Martin Luther Foundation, Inc., 0.60%, 9/1/11, LOC: KBC Bank (r)	975,000	975,000
Massachusetts State Development Finance Agency Revenue, 0.35%, 9/1/16, LOC: TD Bank (r)	820,000	820,000
Michigan State Hospital Finance Authority Revenue, 0.28%, 3/1/30, LOC: Comerica Bank (r)	2,000,000	2,000,000
Michigan State Strategic Fund LO Revenue, 0.44%, 3/1/39, LOC: Deutsche Bank (r)	1,000,000	1,000,000
Missouri State Health & Educational Facilities Authority Revenue:
0.15%, 8/1/31, LOC: US Bank (r)	1,000,000	1,000,000
0.16%, 12/1/35, LOC: Commerce Bank (r)	300,000	300,000
Montgomery County Pennsylvania Redevelopment Authority MFH Revenue,
0.32%, 8/15/31, LOC: Fannie Mae (r)	1,100,000	1,100,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue,
0.32%, 6/1/34, LOC: U.S. Bank (r)	162,000	162,000
New Britain Connecticut GO Revenue, 0.45%, 2/1/26, LOC: Bank of America (r)	515,000	515,000

	Principal
Variable Rate Demand Notes - Cont'd	Amount	Value
New York State Housing Finance Agency Revenue, 0.32%, 5/1/42, LOC: Wells Fargo Bank (r)	$620,000	$620,000
New York State MMC Corp. Revenue, 1.15%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,935,000	1,935,000
Osprey Management Co. LLC, 0.35%, 6/1/27, LOC: Wells Fargo Bank (r)	400,000	400,000
Palm Beach County Florida Revenue, 0.58%, 1/1/34, LOC: TD Bank (r)	1,020,000	1,020,000
Peoploungers, Inc., 0.50%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	105,000	105,000
Rathbone LLC, 0.40%, 1/1/38, LOC: Comerica Bank (r)	1,275,000	1,275,000
Rex Lumber LLC, 0.44%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,100,000	1,100,000
Rhode Island State Student Loan Authority Revenue, 0.32%, 6/1/48, LOC: State Street Bank (r)	2,500,000	2,500,000
Rhode Island State Health & Educational Building Corp. Revenue, 0.25%, 12/1/31,
LOC: RBS Citizens (r)	660,000	660,000
Rural Electric Coop Grantor Trust Certificates, 0.85%, 12/18/17, BPA: JPMorgan Chase Bank (r)	1,470,000	1,470,000
Shawnee Kansas Private Activity Revenue, 1.00%, 12/1/12, LOC: JPMorgan Chase Bank (r)	495,000	495,000
South Dakota State Housing Development Authority Revenue, 0.29%, 1/1/44, CF: Freddie Mac (r)	2,420,000	2,420,000
St. Paul Minnesota Port Authority Revenue, 0.38%, 6/1/11, LOC: US Bank (r)	80,000	80,000
Tucson Arizona IDA Revenue, 0.32%, 1/15/32, LOC: Fannie Mae (r)	1,500,000	1,500,000
Warrior Roofing Manufacturing of Georgia LLC, 0.60%, 12/15/34, LOC: Bank of Tuscaloosa,
C/LOC: FHLB (r)	2,335,000	2,335,000
Washington State MFH Finance Commission Revenue, 0.42%, 7/15/32, LOC: Fannie Mae (r)	780,000	780,000
Wausau Wisconsin Community Development Authority Revenue, 1.01%, 11/1/38,
LOC: JPMorgan Chase Bank (r)	985,000	985,000
Westchester County New York Industrial Development Agency Revenue, 0.26%, 1/1/34,
LOC: Sovereign Bank, C/LOC: Natixis SA (r)	3,600,000	3,600,000
Wilkes-Barre Pennsylvania GO, 0.35%, 11/1/25, LOC: PNC Bank (r)	2,650,000	2,650,000

Total Variable Rate Demand Notes (Cost $64,507,000)		64,507,000

U.S. Government Agencies and Instrumentalities - 23.0%
Fannie Mae, 0.188%, 7/13/10 (r)	3,000,000	2,999,983
Fannie Mae Discount Notes, 12/21/10	2,000,000	1,996,828
Federal Farm Credit Bank, 0.747%, 11/24/10 (r)	3,000,000	3,000,523
Federal Home Loan Bank:
0.60%, 7/26/10	1,000,000	999,960
3.375%, 8/13/10	1,000,000	1,003,226
0.48%, 10/25/10	2,000,000	2,000,149
0.28%, 11/10/10	2,000,000	1,999,582
0.35%, 4/1/11	1,000,000	999,580
0.70%, 4/18/11	1,000,000	1,001,122
0.80%, 5/6/11	1,000,000	1,002,049
STEP, 0.30% to 9/16/10, 0.60% thereafter to 6/16/11 (r)	1,000,000	1,000,000
Freddie Mac Discount Notes:
9/14/10	2,000,000	1,999,000
11/16/10	2,000,000	1,997,777

Total U.S. Government Agencies and Instrumentalities (Cost $21,999,779)		21,999,779

U.S. Treasury - 5.2%
United States Treasury Bills:
9/23/10	1,000,000	999,066
9/30/10	3,000,000	2,998,673
United States Treasury Notes, 0.875%, 3/31/11	1,000,000	1,003,166

Total U.S. Treasury (Cost $5,000,905)		5,000,905

	Principal
Time Deposit - 0.0%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 7/1/10	$18,577	$18,577

Total Time Deposit (Cost $18,577)		18,577

TOTAL INVESTMENTS (Cost $96,326,261) - 100.5%		96,326,261
Other assets and liabilities, net - (0.5%)		(485,033)
Net Assets - 100%		$95,841,228

Net Assets Consist of:
Paid-in capital applicable to 95,882,804 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$95,838,386
Undistributed net investment income		720
Accumulated net realized gain (loss) on investments		2,122

Net Assets		$95,841,228

Net Asset Value Per Share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:

BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
CF: Credit Facility
LOC: Letter of Credit

Abbreviations:

FHLB: Federal Home Loan Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
MFH: Multi-Family Housing
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment Income:
Interest income	$224,471

Expenses:
Investment advisory fee	92,734
Transfer agency fees and expenses	6,956
Accounting Fees	7,305
Directors' fees and expenses	6,174
Administrative fees	23,183
Custodian fees	10,826
Reports to shareholders	25,056
Professional fees	15,427
Miscellaneous	1,465
Total expenses	189,126
Reimbursement from Advisor	(22,040)
Fees paid indirectly	(165)
Net expenses	166,921

Net Investment Income	57,550

Realized Gain (Loss) on Investments
Net realized gain (loss)	--

Net Realized Gain (Loss)
on Investments	--

Increase (Decrease) in Net Assets
Resulting From Operations	$57,550

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$57,550	$1,149,866
Net realized gain (loss)	--	2,122

Increase (Decrease) in Net Assets
Resulting From Operations	57,550	1,151,988

Distributions to shareholders from:
Net investment income	(57,907)	(1,151,135)
Net realized gain	--	(27,956)
Total distributions	(57,907)	(1,179,091)

Capital share transactions:
Shares sold	29,716,330	39,511,120
Reinvestment of distributions	58,173	1,185,999
Shares redeemed	(33,232,332)	(86,870,867)
Total capital share transactions	(3,457,829)	(46,173,748)

Total Increase (Decrease) in Net Assets	(3,458,186)	(46,200,851)

Net Assets
Beginning of period	99,299,414	145,500,265
End of period (including undistributed net investment income of
$720 and $1,077, respectively)	$95,841,228	$99,299,414

Capital Share Activity
Shares sold	29,716,330	39,511,120
Reinvestment of distributions	58,173	1,185,999
Shares redeemed	(33,232,332)	(86,870,867)
Total capital share activity	(3,457,829)	(46,173,748)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Calvert VP Money Market Portfolio (the "Portfolio"), formerly known as Ameritas Money Market Portfolio, a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	--	$27,000,684	--	$27,000,684
Municipal Obligations	--	4,800,000	--	4,800,000
Variable Rate Demand Notes	--	64,507,000	--	64,507,000
Other Debt Obligations	--	18,577	--	18,577
TOTAL	--	$96,326,261	--	$96,326,261

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $15,705 was payable at period end. In addition, $9,719 was payable at period end for operating expenses paid by the Advisor during June 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,926 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolios. For its service, CSSI received a fee of $5,346 for the six months ended June 30, 2010. Under the terms of the agreement, $889 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

As of June 30, 2010, the federal tax cost was as follows:
Federal income tax cost of investments	$96,326,261

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2010, such purchase and sale transactions were $46,225,000 and $38,830,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$6,398	1.46%	$453,373	January 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.001	.009	.030
Total from investment operations	0.001	.009	.030
Distributions from
Net investment income	(0.001)	(.009)	(.030)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.06%	.89%	3.01%
Ratios to average net assets: A
Net investment income	.12% (a)	.92%	2.97%
Total expenses	.41% (a)	.39%	.37%
Expenses before offsets	.36% (a)	.36%	.37%
Net expenses	.36% (a)	.36%	.36%
Net assets, ending (in thousands)	$95,841	$99,299	$145,500

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.049	.047	.030
Total from investment operations	.049	.047	.030
Distributions from
Net investment income	(.049)	(.047)	(.030)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	5.05%	4.80%	3.00%
Ratios to average net assets: A
Net investment income	4.94%	4.70%	2.98%
Total expenses	.38%	.38%	.41%
Expenses before offsets	.37%	.37%	.37%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$100,005	$82,698	$82,110

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Calvert VP SRI Mid Cap
Growth Portfolio

(formerly, Calvert Social Mid Cap Growth Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
21	Availability of Quarterly Portfolio Holdings

Calvert Variable Series, Inc.
Calvert VP SRI Mid Cap Growth Portfolio
Managed by New Amsterdam Partners, LLC, Subadvisor

Investment Climate

For the first six months of 2010, the Standard & Poor's (S&P) 500 Index was down 6.65% and the Russell 2000 Index was down 1.95%. International markets fared poorly as well during the period, as the MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI) lost 12.27% due to a combination of poor market performance and a strong U.S. dollar.

In the S&P 500 Index, all 10 economic sectors lost value. The Materials, Energy, and Information Technology sectors all suffered double-digit losses. The Industrials, Consumer Discretionary, and Consumer Staples sectors provided the best performance for the six-month period.

Equity markets performed poorly over the first six months of 2010 due to a combination of factors--concerns that second-half corporate earnings comparisons may be challenging, impending financial regulation, a potential slowdown in the Chinese economy, the risk of sovereign debt contagion in Europe, and growing fears of a double-dip recession--which are creating multiple uncertainties for investors globally and causing a re-pricing of risk in both equity and fixed-income assets.

Corporate earnings continued to be generally strong, particularly due to easy year-over-year comparisons, and revenues for many large companies also started to improve. However, with signs that economic activity is slowing and cost cutting is at its peak, earnings comparisons will be more challenging in the second half.

Unemployment remained stubbornly high at 9.5% as of June despite increases in government hiring. The underemployment rate, which includes part-time workers who are looking for full-time positions and discouraged workers, was still very high at 16.5%.

U.S. homeowners have taken advantage of historically low interest rates to refinance their existing homes, which should have a positive impact on consumer balance sheets. However, low mortgage rates have not been able to improve home sales and prices.

Calvert VP SRI Mid Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.10)
Six month**	1.56%
One year	26.79%
Five year	-0.23%
Ten Year	-1.00%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

New Subadvisor assumed management of the Portfolio effective September 2005.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

** Total return is not annualized for periods of one year or less.

From the March 2009 market low through the April 23, 2010 high, the S&P 500 Index returned 84.21%. Given that fact, it is not surprising that investors were inclined to lock in their gains at the end of April 2010 in the face of mounting uncertainty in the global economic and geopolitical landscape.

Outlook

We believe that the European sovereign debt crisis is unlikely to hurt the major European countries so severely as to cause an economic recession in the entire region. However, investors are worried about specific governments and their ability to roll over their debt in the near future, and they are selling off financial shares accordingly. Their worries are not without warrant.

In our opinion, a slowdown in China is of more immediate concern than one in Europe. Chinese officials raised interest rates in an attempt to engineer a soft landing and prevent the bursting of the asset bubbles in that country. But these asset bubbles could deflate in a disorderly fashion, pushing the Chinese economy to a hard landing, which would certainly impact global growth prospects.

On the positive side, manufacturing continues to hold up better than the rest of the U.S. economy. Factory orders and industrial production have been increasing. U.S. corporations are also enjoying a healthy build-up of cash, which is being used for stock repurchases, dividends, and mergers. Therefore, we believe that merger and acquisition activity will benefit smaller-cap names and the active equity managers who invest in them.

Through April, financial markets seem to have anticipated a V-shaped recovery while the underlying economic recovery has been firmly U-shaped--and the two need to reconcile. Therefore, we view this correction as a healthy development for the equity markets. The sell-off should produce attractive investment opportunities once volatility subsides, with the U.S. market likely to outperform relative to the rest of the world in the short term. Currently, we believe that U.S. equities may be one of the more attractive equity assets.

The sell-off in the equity markets has been relatively orderly so far and could continue if earnings comparisons are heavily challenged in upcoming quarters. At that point, we believe that investors will be likely to reallocate to equities in a more meaningful way.

We also believe that, with so much turmoil in the markets, investors and regulators are not sufficiently focused on the potential long-term effects of climate change. If not mitigated, we believe that climate change could have a very significant negative impact on global gross domestic product growth, possibly subtracting as much as one-fifth of the potential growth rate for an extended period of time.
Economic Sectors	% of Total Investments
Consumer Discretionary	24.5%
Consumer Staples	5.1%
Energy	6.6%
Financials	6.8%
Health Care	14.4%
Industrials	5.2%
Information Technology	24.4%
Materials	4.0%
Telecommunication Services	2.2%
Time Deposit	2.0%
Utilities	4.8%

Total	100%

The recent Gulf of Mexico oil spill further underscores this imperative. We are dismayed by the staggering consequences of the spill on communities, livelihoods, and ecosystems. Yet we trust that solutions focusing on alternative energy and renewing our water supplies will become higher public- and private-sector priorities in the months and years ahead.

Sincerely,

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
July 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Actual	$1,000.00	$1,015.60	$5.91
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.93	$5.92

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010
Equity Securities - 99.3%	Shares	Value
Auto Components - 2.5%
TRW Automotive Holdings Corp.*	31,000	$854,670

Capital Markets - 4.5%
Affiliated Managers Group, Inc.*	14,000	850,780
SEI Investments Co.	33,800	688,168
		1,538,948

Chemicals - 2.5%
Nalco Holding Co.	41,400	847,044

Computers & Peripherals - 2.6%
Teradata Corp.*	29,300	893,064

Diversified Consumer Services - 1.1%
ITT Educational Services, Inc.*	4,600	381,892

Diversified Financial Services - 2.4%
IntercontinentalExchange, Inc.*	7,220	816,077

Electronic Equipment & Instruments - 5.7%
Amphenol Corp.	23,900	938,792
Itron, Inc.*	16,300	1,007,666
		1,946,458

Energy Equipment & Services - 6.7%
FMC Technologies, Inc.*	17,700	932,082
Superior Energy Services, Inc.*	27,600	515,292
Unit Corp.*	20,150	817,888
		2,265,262

Food Products - 2.6%
Del Monte Foods Co.	61,500	884,985

Gas Utilities - 4.8%
Energen Corp.	15,200	673,816
Questar Corp.	21,100	959,839
		1,633,655

Health Care Equipment & Supplies - 4.9%
Hospira, Inc.*	18,800	1,080,060
Kinetic Concepts, Inc.*	16,350	596,939
		1,676,999

Health Care Providers & Services - 7.2%
AmerisourceBergen Corp.	21,500	682,625
Laboratory Corp. of America Holdings*	12,500	941,875
Lincare Holdings, Inc.*	24,950	811,124
		2,435,624

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 1.9%
Brinker International, Inc.	45,400	$656,484

Household Durables - 2.4%
Tupperware Brands Corp.	20,200	804,970

Household Products - 2.6%
Church & Dwight Co., Inc.	14,000	877,940

IT Services - 8.1%
Fidelity National Information Services, Inc.	36,300	973,566
Syntel, Inc.	27,700	940,415
Wright Express Corp.*	28,500	846,450
		2,760,431

Leisure Equipment & Products - 1.7%
Polaris Industries, Inc.	10,300	562,586

Life Sciences - Tools & Services - 5.3%
Mettler-Toledo International, Inc.*	8,600	960,018
Waters Corp.*	13,150	850,805
		1,810,823

Machinery - 4.3%
SPX Corp.	11,200	591,472
WABCO Holdings, Inc.*	27,150	854,682
		1,446,154

Metals & Mining - 1.6%
Reliance Steel & Aluminum Co.	15,000	542,250

Multiline Retail - 4.1%
Dollar Tree, Inc.*	21,500	895,045
Nordstrom, Inc.	14,900	479,631
		1,374,676

Professional Services - 1.0%
Towers Watson & Co.	9,100	353,535

Semiconductors & Semiconductor Equipment - 5.4%
Hittite Microwave Corp.*	21,200	948,488
National Semiconductor Corp.	64,600	869,516
		1,818,004

Specialty Retail - 4.3%
GameStop Corp.*	28,100	527,999
Ross Stores, Inc.	17,600	937,904
		1,465,903

Equity Securities - Cont'd	Shares	Value
Textiles, Apparel & Luxury Goods - 4.4%
Deckers Outdoor Corp.*	6,930	$990,089
Hanesbrands, Inc.*	20,100	483,606
		1,473,695

Trading Companies & Distributors - 2.5%
WESCO International, Inc.*	25,100	845,117

Wireless Telecommunication Services - 2.2%
NII Holdings, Inc.*	22,800	741,456

Total Equity Securities (Cost $32,179,630)33,708,702

	Principal
Time Deposit - 2.0%	Amount
State Street Corp. Time Deposit, 0.01%, 7/1/10	$686,454	686,454

Total Time Deposit (Cost $686,454)		686,454

TOTAL INVESTMENTS (Cost $32,866,084) - 101.3%		34,395,156
Other assets and liabilities, net - (1.3%)		(457,337)
Net Assets - 100%		$33,937,819

Net Assets Consist Of:
Paid-in capital applicable to 1,332,807 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$34,818,976
Undistributed net investment income (loss)		(98,763)
Accumulated net realized gain (loss) on investments		(2,311,466)
Net unrealized appreciation (depreciation) on investments		1,529,072

Net Assets		$33,937,819

Net Asset Value Per Share		$25.46

* Non-income producing security.

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment Income:
Dividend income	$107,533
Interest income	59
Total investment income	107,592

Expenses:
Investment advisory fee	113,492
Transfer agency fees and expenses	21,365
Accounting fees	2,853
Directors' fees and expenses	2,416
Administrative fees	43,651
Custodian fees	7,148
Reports to shareholders	4,101
Professional fees	10,892
Miscellaneous	680
Total expenses	206,598
Fees paid indirectly	(243)
Net expenses	206,355

Net Investment Income (Loss)	(98,763)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,730,701
Change in unrealized appreciation (depreciation)	(3,122,130)

Net Realized and Unrealized Gain
(Loss) on Investments	608,571

Increase (Decrease) in Net Assets
Resulting From Operations	$509,808

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($98,763)	($61,736)
Net realized gain (loss)	3,730,701	(4,823,614)
Change in unrealized appreciation or (depreciation)	(3,122,130)	12,974,021

Increase (Decrease) in Net Assets
Resulting From Operations	509,808	8,088,671

Capital share transactions:
Shares sold	4,568,269	1,719,461
Shares redeemed	(4,331,971)	(4,893,385)
Total capital share transactions	236,298	(3,173,924)

Total Increase (Decrease) in Net Assets	746,106	4,914,747

Net Assets
Beginning of period	33,191,713	28,276,966
End of period (including net investment loss of $98,763 and $0, respectively)	$33,937,819	$33,191,713

Capital Share Activity
Shares sold	168,187	83,311
Shares redeemed	(159,504)	(248,257)
Total capital share activity	8,683	(164,946)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: Calvert VP SRI Mid Cap Growth Portfolio (the "Portfolio"), formerly known as Calvert Social Mid Cap Growth Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$33,708,702	--	--	$33,708,702
Other Debt Obligations	--	$686,454	--	686,454
TOTAL	$33,708,702	$686,454	--	$34,395,156

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $19,094 was payable at period end. In addition, $6,598 was payable at period end for operating expenses paid by the Advisor during June 2010.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $7,344 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,725 for the six months ended June 30, 2010. Under the terms of the agreement, $294 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,128,651 and $17,027,485, respectively.

Capital Loss Carryforwards
Expiration Date
31-Dec-16	$1,183,132
31-Dec-17	4,306,055

Capital losses may be utilized to offset future capital gains until expiration.

As of June 30, 2010, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:
Unrealized appreciation	$3,508,628
Unrealized (depreciation)	(2,540,342)
Net unrealized appreciation/(depreciation)	$968,286
Federal income tax cost of investments	$33,426,870

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2010. For the six months ended June 30, 2010, borrowings by the Portfolio under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$21,397	1.51%	$1,037,860	April 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$25.07	$18.99	$30.53
Income from investment operations
Net investment income (loss)	(.07)	(.05)	(.10)
Net realized and unrealized gain (loss)	.46	6.13	(11.25)
Total from investment operations	.39	6.08	(11.35)
Distributions from
Net realized gain	--	--	(.19)
Total distributions	--	--	(.19)
Total increase (decrease) in net asset value	.39	6.08	(11.54)
Net asset value, ending	$25.46	$25.07	$18.99

Total return*	1.56%	32.02%	(37.17%)
Ratios to average net assets: A
Net investment income (loss)	(.57%) (a)	(.22%)	(.33%)
Total expenses	1.18% (a)	1.10%	1.18%
Expenses before offsets	1.18% (a)	1.10%	1.18%
Net expenses	1.18% (a)	1.10%	1.16%
Portfolio turnover	50%	61%	51%
Net assets, ending (in thousands)	$33,938	$33,192	$28,277

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$28.30	$26.47	$26.36
Income from investment operations
Net investment income (loss)	(.14)	(.16)	(.22)
Net realized and unrealized gain (loss)	3.00	1.99	.33
Total from investment operations	2.86	1.83	.11
Distributions from
Net realized gain	(.63)	--	--
Total distributions	(.63)	--	--
Total increase (decrease) in net asset value	2.23	1.83	.11
Net asset value, ending	$30.53	$28.30	$26.47

Total return*.	10.09%	6.91%	.42%
Ratios to average net assets: A
Net investment income (loss)	(.50%)	(.51%)	(.73%)
Total expenses	1.18%	1.17%	1.20%
Expenses before offsets	1.18%	1.17%	1.19%
Net expenses	1.16%	1.15%	1.17%
Portfolio turnover	59%	38%	142%
Net assets, ending (in thousands)	$54,055	$49,093	$57,718

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Calvert VP SRI Balanced
Portfolio

(formerly, Calvert Social
Balanced Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Notes to Financial Statements
24	Financial Highlights
26	Explanation of Financial Tables
27	Proxy Voting
28	Availability of Quarterly Portfolio Holdings

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio
Managed by Calvert Asset Management Company, Inc.

Investment Climate

Over the six-month reporting period, the U.S. continued its slow recovery from the deepest recession of the post-World War II era. Assuming that the consensus1 expectation for a moderate 3.3% pace of economic growth in the second quarter of 2010 holds true, gross domestic product (GDP) will have grown at a 3.4% pace in the 12 months since the trough of the recession, with a 3.0% economic growth rate in the first half of 2010. While both rates are near the average for the last 50 years, they are well below the pace seen during previous recoveries from deep recessions. In fact, after the end of the reporting period, expectations for GDP growth continued to trend lower.

The Federal Reserve (Fed) left the target federal funds rate near zero percent and repeatedly indicated that it would remain low for an "extended period."2 By the end of June, lending rates signaled that the market did not expect the Fed to begin raising rates until mid-2011. In the meantime, the Fed finished closing its emergency support facilities and tested some policy exit strategies.

For the first six months of 2010, the Standard & Poor's (S&P) 500 Index was down 6.65% and the Russell 2000 Index was down 1.95%. All 10 economic sectors lost value. The Materials, Energy, and Information Technology sectors all suffered double-digit losses. The Industrials, Consumer Discretionary, and Consumer Staples sectors provided the best performance for the six-month period.

Equity markets performed poorly over the first six months of 2010 due to a combination of factors--concerns that second-half corporate earnings comparisons may be challenging, impending financial regulation, a potential slowdown in the Chinese economy, the risk of sovereign debt contagion in Europe, and growing fears of a double-

Calvert VP SRI Balanced Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.10)
Six month****	-1.89%
One year	14.23%
Five year	-0.37%
Ten year	-0.07%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** In December 2009 the Portfolio changed its broad-based benchmark in order to adopt an index that is not blended. The Portfolio also continues to show the Calvert VP SRI Balanced Composite Index because it is more consistent with the Portfolio's construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

*** 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index.

The portfolio changed subadvisors in the equity portion of the portfolio effective June 2008. Earlier subadvisor changes occurred in March 2002 and June 2004.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

**** Total return is not annualized for periods of one year or less.

dip recession--which are creating multiple uncertainties for investors globally and causing a re-pricing of risk in both equity and fixed-income assets.

Corporate earnings continued to be generally strong, particularly due to easy year-over-year comparisons, and revenues for many large companies also started to improve. However, with signs that economic activity is slowing and cost cutting is at its peak, earnings comparisons will be more challenging in the second half.

Unemployment remained stubbornly high at 9.5% as of June despite increases in government hiring. The underemployment rate, which includes part-time workers who are looking for full-time positions and discouraged workers, was still very high at 16.5%.

U.S. homeowners have taken advantage of historically low interest rates to refinance their existing homes, which should have a positive impact on consumer balance sheets. However, low mortgage rates have not been able to improve home sales and prices.

From the March 2009 market low through the April 23, 2010 high, the S&P 500 Index returned 84.21%. Given that fact, it is not surprising that investors were inclined to lock in their gains at the end of April 2010 in the face of mounting uncertainty in the global economic and geopolitical landscape.

Toward the end of the reporting period, investors globally once again became more risk averse and flocked to low-yielding, liquid U.S. Treasuries--driving yields down. As a result, the benchmark 10-year Treasury note's yield fell 0.90 percentage points over the six-month period to 2.95%.3

Outlook

We expect the fragile recovery to continue as the post-crisis deleveraging in the U.S. and other western economies plays out, with slow economic growth and little consumer price inflation.

We believe that the European sovereign debt crisis is unlikely to hurt the major European countries so severely as to cause an economic recession in the entire region. However, investors are worried about specific governments and their ability to roll over their debt in the near future, and they are selling off financial shares accordingly. Their worries are not without warrant. But in our opinion, a slowdown in China is of more immediate concern than one in Europe.

Given the low level of interest rates, even on bonds with higher levels of credit risk, we plan to keep the durations of our bond allocations shorter than their respective benchmarks to help minimize the negative effects of an eventual rise in interest rates. We also plan to maintain a conservative credit risk profile in the near term.

On the positive side, manufacturing continues to hold up better than the rest of the U.S. economy. Factory orders and industrial production have been increasing. U.S. corporations are also enjoying a healthy build-up of cash, which is being used for stock repurchases, dividends, and mergers. Therefore, we believe that merger and acquisition activity will benefit smaller-cap names and the active equity managers who invest in them.

Through April, financial markets seem to have anticipated a V-shaped recovery while the underlying economic recovery has been firmly U-shaped--and the two need to reconcile. Therefore, we view the correction as a healthy development for the equity markets. The sell-off should produce attractive investment opportunities once volatility subsides, with the U.S. market likely to outperform relative to the rest of the world in the short term. Currently, we believe that U.S. equities may be one of the more attractive equity assets.
Asset Allocation	% of Total Investments (at 6.30.10)
Stocks	57%
Bonds	43%
Total	100%

The sell-off in the equity markets has been relatively orderly so far and could continue if earnings comparisons are heavily challenged in upcoming quarters. At that point, we believe that investors will be likely to reallocate to equities in a more meaningful way.

We also believe that, with so much turmoil in the markets, investors and regulators are not sufficiently focused on the potential long-term effects of climate change. If not mitigated, we believe that climate change could have a very significant negative impact on global gross domestic product growth, possibly subtracting as much as one-fifth of the potential growth rate for an extended period of time

The recent Gulf of Mexico oil spill further underscores this imperative. We are dismayed by the staggering consequences of the spill on communities, livelihoods, and ecosystems. Yet we trust that solutions focusing on alternative energy and renewing our water supplies will become higher public- and private-sector priorities in the months and years ahead.

Sincerely,

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
July 2010

1. Forecast source: Wall Street Journal Economic Forecasting Survey of June 2010. Actual GDP data source: Bureau of Economic Analysis

2. Federal Open Market Committee

3. Interest rate data sources: Bloomberg and Federal Reserve

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Actual	$1,000.00	$981.10	$4.39
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,020.36	$4.48

* Expenses are equal to the Fund's annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010

Equity Securities - 56.5%	Shares	Value
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	31,400	$1,747,724

Biotechnology - 1.4%
Amgen, Inc.*	36,800	1,935,680
Gilead Sciences, Inc.*	64,200	2,200,776
		4,136,456

Capital Markets - 2.1%
Franklin Resources, Inc.	27,100	2,335,749
Goldman Sachs Group, Inc.	29,400	3,859,338
		6,195,087

Chemicals - 1.4%
Ecolab, Inc.	96,300	4,324,833

Commercial Banks - 3.0%
PNC Financial Services Group, Inc.	85,000	4,802,500
US Bancorp	184,300	4,119,105
		8,921,605

Communications Equipment - 2.5%
Cisco Systems, Inc.*	194,700	4,149,057
QUALCOMM, Inc.	102,800	3,375,952
		7,525,009

Computers & Peripherals - 2.5%
EMC Corp.*	321,200	5,877,960
Hewlett-Packard Co.	39,400	1,705,232
		7,583,192

Diversified Financial Services - 1.5%
First Republic Preferred Capital Corp., Preferred (e)	500	462,500
IntercontinentalExchange, Inc.*	23,200	2,622,296
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	335,000
Trust II, Preferred (b)(e)	500,000	335,000
Trust III, Preferred (b)(e)	500,000	335,000
Trust IV, Preferred (b)(e)	500,000	335,000
		4,424,796

Energy Equipment & Services - 2.6%
Cameron International Corp.*	100,100	3,255,252
FMC Technologies, Inc.*	85,000	4,476,100
		7,731,352

Equity Securities - Cont'd	Shares	Value
Food Products - 3.2%
General Mills, Inc.	144,800	$5,143,296
Hershey Co.	93,600	4,486,248
		9,629,544

Gas Utilities - 1.7%
Oneok, Inc.	116,800	5,051,600

Health Care Equipment & Supplies - 2.2%
Becton Dickinson & Co.	64,800	4,381,776
St. Jude Medical, Inc.*	62,000	2,237,580
		6,619,356

Health Care Providers & Services - 3.3%
Express Scripts, Inc.*	112,400	5,285,048
Laboratory Corp. of America Holdings*	61,200	4,611,420
		9,896,468

Household Products - 1.3%
Colgate-Palmolive Co.	47,900	3,772,604

Insurance - 1.4%
CNO Financial Group, Inc.*	39,483	195,441
Principal Financial Group, Inc.	176,400	4,134,816
		4,330,257

Internet & Catalog Retail - 2.4%
Amazon.com, Inc.*	36,600	3,998,916
Expedia, Inc.	164,900	3,096,822
		7,095,738

IT Services - 3.2%
Cognizant Technology Solutions Corp.*	99,800	4,995,988
International Business Machines Corp.	38,300	4,729,284
		9,725,272

Machinery - 4.4%
Cummins, Inc.	91,100	5,933,343
Danaher Corp.	142,000	5,271,040
Deere & Co.	32,700	1,820,736
		13,025,119

Media - 1.2%
McGraw-Hill Co.'s, Inc.	131,800	3,708,852

Office Electronics - 0.5%
Xerox Corp.	170,700	1,372,428

Oil, Gas & Consumable Fuels - 3.1%
Cimarex Energy Co.	60,800	4,352,064
Southwestern Energy Co.*	124,300	4,802,952
		9,155,016

Equity Securities - Cont'd	Shares	Value
Personal Products - 1.2%
Avon Products, Inc.	134,900	$3,574,850

Pharmaceuticals - 1.2%
Bristol-Myers Squibb Co.	144,600	3,606,324

Semiconductors & Semiconductor Equipment - 1.5%
Texas Instruments, Inc.	189,600	4,413,888

Software - 1.8%
Adobe Systems, Inc.*	67,600	1,786,668
Microsoft Corp.	152,600	3,511,326
		5,297,994

Specialty Retail - 2.4%
Best Buy Co., Inc.	109,200	3,697,512
Lowe's Co.'s, Inc.	170,900	3,489,778
		7,187,290

Textiles, Apparel & Luxury Goods - 1.5%
Nike, Inc., Class B	64,700	4,370,485

Wireless Telecommunication Services - 1.4%
NII Holdings, Inc.*	131,800	4,286,136

Total Equity Securities (Cost $171,398,836)		168,709,275

	Principal
Asset-Backed Securities - 1.6%	Amount
ACLC Business Loan Receivables Trust, 1.00%, 10/15/21 (e)(r)	$38,725	37,475
AmeriCredit Automobile Receivables Trust, 5.64%, 9/6/13	616,503	631,172
Capital One Auto Finance Trust, 5.03%, 4/15/12	108,065	108,274
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	1,500,000	1,505,173
CPS Auto Trust, 6.48%, 7/15/13 (e)	490,581	504,500
DB Master Finance LLC, 5.779%, 6/20/31 (e)	1,000,000	974,340
Enterprise Mortgage Acceptance Co. LLC, 7.143%, 1/15/27 (e)(r)	911,997	437,758
Triad Auto Receivables Owner Trust, 4.88%, 4/12/13	247,334	250,675
Wachovia Auto Loan Owner Trust, 5.08%, 4/20/12 (e)	341,183	343,748

Total Asset-Backed Securities (Cost $4,828,433)		4,793,115

Collateralized Mortgage-Backed Obligations (Privately Originated) - 0.8%
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	26,218	25,948
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	250,000	248,858
Impac CMB Trust:
0.887%, 5/25/35 (r)	950,754	697,491
0.663%, 8/25/35 (r)	251,128	175,841
JP Morgan Mortgage Trust, 5.293%, 7/25/35 (r)	170,200	161,524
Merrill Lynch Mortgage Investors, Inc., 5.127%, 12/25/35 (r)	296,003	295,011
Residential Asset Securitization Trust, 6.25%, 11/25/36	208,052	133,657
	Principal
Collateralized Mortgage-Backed Obligations (Privately Originated) - Cont'd	Amount	Value
WaMu Mortgage Pass Through Certificates, 4.81%, 10/25/35 (r)	$1,000,000	$819,203

Total Collateralized Mortgage-Backed Obligations (Privately Originated)
(Cost $2,824,914)		2,557,533

Commercial Mortgage-Backed Securities - 0.5%
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,500,000	1,364,490

Total Commercial Mortgage-Backed Securities (Cost $1,491,673)		1,364,490

Corporate Bonds - 19.3%
Achmea Hypotheekbank NV, 0.694%, 11/3/14 (e)(r)	400,000	399,941
Alliance Mortgage Investments, 12.61%, 6/1/20 (b)(r)(x)*	385,345	-
American Express Bank FSB, 0.477%, 5/29/12 (r)	1,500,000	1,476,345
American National Red Cross, 5.567%, 11/15/17	1,500,000	1,506,195
Amphenol Corp., 4.75%, 11/15/14	500,000	526,868
APL Ltd., 8.00%, 1/15/24 (b)	600,000	480,000
Arrow Electronics, Inc., 6.875%, 6/1/18	1,000,000	1,106,934
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	750,000	668,070
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	2,500,000	25,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	1,800,000	1,771,020
BAC Capital Trust XV, 1.338%, 6/1/56 (r)	1,500,000	909,856
Bank of Nova Scotia, 0.788%, 3/5/12 (r)	500,000	500,000
Barclays Bank plc, 5.00%, 9/22/16	500,000	512,793
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	62,317	62,940
Capital One Capital VI, 8.875%, 5/15/40	1,350,000	1,383,750
Chesapeake Energy Corp., 7.625%, 7/15/13	750,000	783,750
Commonwealth Bank of Australia, 0.644%, 11/4/11 (e)(r)	400,000	399,671
COX Communications, Inc., 7.75%, 11/1/10	1,000,000	1,019,994
Credit Agricole SA, 8.375% to 10/13/19, floating rate thereafter to 10/29/49 (e)(r)	700,000	661,605
Credit Suisse USA, Inc., 0.636%, 8/16/11 (r)	500,000	498,264
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	496,898	565,793
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16, floating rate
thereafter to 1/29/49 (e)(r)	500,000	380,000
Discovery Communications LLC, 3.70%, 6/1/15	500,000	512,127
Enterprise Products Operating LLC:
7.625%, 2/15/12	1,000,000	1,084,367
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,500,000	1,380,000
First Niagara Financial Group, Inc., 6.75%, 3/19/20	500,000	525,490
Fleet Capital Trust V, 1.539%, 12/18/28 (r)	1,500,000	1,098,991
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	1,000,000	905,470
GameStop Corp., 8.00%, 10/1/12	750,000	770,625
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	1,000,000	270,000
3.226%, 1/21/11 (b)(e)(r)(y)*	500,000	142,500
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	1,250,000	12,500
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	500,000	522,392
7.50%, 2/15/19	225,000	251,485
Great River Energy, 5.829%, 7/1/17 (e)	378,499	424,833
HCP, Inc., 5.95%, 9/15/11	500,000	518,889

	Principal
Corporate Bonds - Cont'd	Amount	Value
Howard Hughes Medical Institute, 3.45%, 9/1/14	$1,000,000	$1,054,967
HRPT Properties Trust, 1.137%, 3/16/11 (r)	750,000	742,038
JPMorgan Chase & Co., 1.16%, 2/26/13 (r)	500,000	499,323
JPMorgan Chase Bank, 0.866%, 6/13/16 (r)	500,000	454,806
JPMorgan Chase Capital XXIII, 1.436%, 5/15/77 (r)	500,000	365,804
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)*	1,750,000	420,000
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	1,500,000	1,500,225
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	21,540
8.30%, 12/1/37 (e)(m)*	3,200,000	32,000
Masco Corp., 7.125%, 3/15/20	300,000	291,174
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	750,000	643,260
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,027,314
Nordea Bank Finland plc, 0.598%, 4/13/12 (r)	750,000	750,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	1,500,000	1,576,350
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(u)*	1,000,000	-
PACCAR Financial Corp., 0.801%, 4/5/13 (r)	500,000	499,036
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	960,000	791,904
Pacific Pilot Funding Ltd., 1.055%, 10/20/16 (e)(r)	897,421	760,873
Pioneer Natural Resources Co.:
5.875%, 7/15/16	200,000	198,135
6.65%, 3/15/17	550,000	556,975
7.50%, 1/15/20	500,000	515,000
7.20%, 1/15/28	200,000	191,117
Preferred Term Securities IX Ltd., 1.035%, 4/3/33 (e)(r)	723,463	453,973
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	300,000	336,704
Rabobank Nederland NV:
3.20%, 3/11/15 (e)	500,000	510,433
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	200,000	246,578
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	940,000	899,242
Royal Bank of Scotland Group plc, 4.875%, 3/16/15	1,900,000	1,889,124
Salvation Army, 5.46%, 9/1/16	140,000	151,141
SBA Tower Trust, 4.254%, 4/15/40 (e)	750,000	781,133
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	392,750
Suncorp-Metway Ltd., 0.914%, 12/17/10 (e)(r)	500,000	500,005
SunTrust Bank:
0.588%, 5/21/12 (r)	1,125,000	1,089,438
0.774%, 8/24/15 (r)	500,000	449,181
Susquehanna Bancshares, Inc., 2.164%, 5/1/14 (r)	750,000	574,495
Svenska Handelsbanken AB, 1.536%, 9/14/12 (e)(r)	500,000	501,932
TD Ameritrade Holding Corp., 4.15%, 12/1/14	250,000	259,762
Telefonica Emisiones SAU, 2.582%, 4/26/13	1,000,000	995,725
Thomas & Betts Corp., 5.625%, 11/15/21	400,000	430,203
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (b)(e)	22,255,094	3,268,383
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,519,483
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/29/49 (r)	1,400,000	1,106,000
Wachovia Corp., 0.678%, 10/28/15 (r)	500,000	447,613
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	1,000,000	1,009,765

	Principal
Corporate Bonds - Cont'd	Amount	Value
Westpac Banking Corp., 0.605%, 10/21/11 (e)(r)	$500,000	$500,278
Wm. Wrigley Jr. Co., 1.913%, 6/28/11 (e)(r)	1,500,000	1,503,750
Yara International ASA, 7.875%, 6/11/19 (e)	300,000	364,981

Total Corporate Bonds (Cost $67,955,073)		57,640,371

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	370,000	191,072
Series C, Zero Coupon, 7/1/48 (f)	506,807	17,779

Total Municipal Obligations (Cost $806,169)		208,851

Taxable Municipal Obligations - 8.1%
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,410,436
5.01%, 8/1/15	1,000,000	1,072,170
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	273,263
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,295,408
Escondido California Joint Powers Financing Authority Lease Revenue Bonds,
5.53%, 9/1/18	470,000	469,549
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.17%, 1/1/15	200,000	218,858
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	336,680
Illinois State MFH Development Authority Revenue Bonds, 6.537%, 1/1/33	600,000	612,708
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	500,000	484,495
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,310,000	1,321,449
5.263%, 9/1/16	725,000	728,705
5.383%, 9/1/16	2,000,000	2,099,900
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	730,000	709,830
Palm Springs California Community Redevelopment Agency Tax Allocation Bonds,
6.411%, 9/1/34	750,000	667,740
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	544,880
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,464,979
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.31%, 9/1/13	330,000	336,689
Sacramento City California Financing Authority Tax Allocation Bonds, 5.015%,
12/1/10	890,000	897,414
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,185,000	1,205,394
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	833,430
Santa Cruz County California Redevelopment Agency Tax Allocation Bonds, 5.50%,
9/1/20	1,735,000	1,697,888
South Bend County Indiana Economic Development Income Tax Revenue Bonds,
5.30%, 2/1/17	930,000	1,038,457
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,317,300
Vacaville California Redevelopment Agency Housing Tax Allocation Bonds, 6.125%,
9/1/20	665,000	624,927
Wells Fargo Bank NA Custodial Receipts Revenue Bonds Bonds, 6.734%, 9/1/47	1,000,000	1,089,530
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	536,351

Total Taxable Municipal Obligations (Cost $24,173,261)		24,288,430

	Principal
U.S. Government Agencies and Instrumentalities - 2.1%	Amount	Value
AgFirst FCB:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	$1,000,000	$690,000
7.30%, 10/14/49 (e)	1,300,000	1,189,213
AgriBank FCB, 9.125%, 7/15/19	250,000	296,095
Fannie Mae, 1.25%, 6/22/12	1,000,000	1,010,670
Postal Square LP, 8.95%, 6/15/22	350,495	448,727
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	1,474,451	1,518,788
Private Export Funding Corp., 3.05%, 10/15/14	500,000	515,872
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	250,000	257,974
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to 12/31/49 (e)(r)	300,000	216,000

Total U.S. Government Agencies and Instrumentalities (Cost $6,098,530)		6,143,339

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32 (b)	819,058	53,726

Total U.S. Government Agency Mortgage-Backed Securities (Cost $29,055)		53,726

Time Deposit - 6.9%
State Street Corp. Time Deposit, 0.01%, 7/1/10	20,651,527	20,651,527

Total Time Deposit (Cost $20,651,527)		20,651,527

U.S. Treasury - 3.3%
United States Treasury Bonds:
4.625%, 2/15/40	2,930,000	3,293,045
4.375%, 5/15/40	2,480,000	2,681,500
United States Treasury Notes:
3.625%, 2/15/20	2,605,000	2,751,532
3.50%, 5/15/20	965,000	1,009,631

Total U.S. Treasury (Cost $9,057,001)		9,735,708

TOTAL INVESTMENTS (Cost $309,314,472) - 99.2%		296,146,365
Other assets and liabilities, net - 0.8%		2,400,109
Net Assets - 100%		$298,546,474

Net Assets Consist of:
Paid-in capital applicable to 198,498,121 shares of common stock outstanding; $0.01 value, 1,000,000,000 shares authorized		$361,332,756
Undistributed net investment income		3,092,606
Accumulated net realized gain (loss) on investments		(52,208,422)
Net unrealized appreciation (depreciation) on investments		(13,670,466)

Net Assets		$298,546,474

Net Asset Value per Share		$1.504

Futures	# Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	9	9/10	$1,102,922	$21,646
30 Year U.S. Treasury Bonds	28	9/10	3,570,000	103,118
Total Purchased				$124,764

Sold:
2 Year U.S. Treasury Notes	287	9/10	$62,803,672	($316,176)
5 Year U.S. Treasury Notes	172	9/10	20,356,469	(310,947)
Total Sold				($627,123)

(b) This security was valued by the Board of Directors. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Portfolio. Series B is not accruing interest.

(m) The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u) This security is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment Income:
Interest income	$2,711,744
Dividend income	1,141,443
Total investment income	3,853,187

Expenses:
Investment advisory fee	662,565
Administrative fees	428,718
Transfer agency fees and expenses	168,487
Directors' fees and expenses	21,371
Custodian fees	33,817
Accounting fees	24,081
Reports to shareholders	24,700
Professional fees	24,994
Miscellaneous	5,172
Total expenses	1,393,905
Fees paid indirectly	(351)
Net expenses	1,393,554

Net Investment Income	2,459,633

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,640,671)
Futures	(595,832)
(4,236,503)

Change in unrealized appreciation (depreciation) on:
Investments	(3,152,153)
Futures	(806,498)
(3,958,651)

Net Realized And Unrealized Gain (Loss)	(8,195,154)

Increase (Decrease) in Net Assets
Resulting From Operations	($5,735,521)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$2,459,633	$5,952,272
Net realized gain (loss)	(4,236,503)	(14,262,590)
Change in unrealized appreciation (depreciation)	(3,958,651)	73,075,964

Increase (Decrease) in Net Assets
Resulting From Operations	(5,735,521)	64,765,646

Distributions to shareholders from:
Net investment income	--	(6,168,390)
Total distributions	--	(6,168,390)

Capital share transactions:
Shares sold	22,727,087	13,786,330
Reinvestment of distributions	--	6,165,980
Shares redeemed	(31,173,045)	(33,737,174)
Total capital share transactions	(8,445,958)	(13,784,864)

Total Increase (Decrease) in Net Assets	(14,181,479)	44,812,392

Net Assets
Beginning of period	312,727,953	267,915,561
End of period (including undistributed net investment
income of $3,092,606 and $632,973, respectively)	$298,546,474	$312,727,953

Capital Share Activity
Shares sold	14,124,677	10,062,935
Reinvestment of distributions	--	3,996,099
Shares redeemed	(19,560,902)	(25,000,833)
Total capital share activity	(5,436,225)	(10,941,799)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert VP SRI Balanced Portfolio (the "Portfolio"), formerly known as Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2010, securities valued at $7,913,869, or 2.7% of net assets, were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$167,369,275	-	$1,340,000	$168,709,275
Asset-backed securities	-	$4,793,115	-	4,793,115
Collateralized mortgage-backed obligations	-	2,557,533	-	2,557,533
Commercial mortgage-backed securities	-	1,364,490	-	1,364,490
Corporate debt	-	51,810,228	5,830,143	57,640,371
Municipal obligations	-	24,497,281	-	24,497,281
U.S. government obligations	-	15,189,047	743,726	15,932,773
Other debt obligations	-	20,651,527	-	20,651,527
TOTAL	$167,369,275	$120,863,221	$7,913,869***	$296,146,365

Other financial instruments**	($502,359)	-	-	($502,359)

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

*** Level 3 securities represent 2.7% of net assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement, $107,764 was payable at period end. In addition, $47,029 was payable at period end for operating expenses paid by the Advisor during June 2010.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $69,730 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $22,338 for the six months ended June 30, 2010. Under the terms of the agreement, $3,623 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $91,086,540 and $92,581,038, respectively. U.S. Government security purchases and sales were $61,938,603 and $69,786,634, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$35,133,437
31-Dec-17	12,011,647

Capital losses may be utilized to offset future capital gains until expiration.

As of June 30, 2010, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:
Unrealized appreciation	$15,650,252
Unrealized (depreciation)	(28,938,669)
Net unrealized appreciation/(depreciation)	($13,288,417)
Federal income tax cost of investments	$309,434,782

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$41,961	1.48%	$1,585,583	April 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$1.533	$1.247	$1.918
Income from investment operations
Net investment income	.012	.030	.046
Net realized and unrealized gain (loss)	(.041)	.287	(.648)
Total from investment operations	(.029)	.317	(.602)
Distributions from
Net investment income	--	(.031)	(.044)
Net realized gain	--	--	(.025)
Total distributions	--	(.031)	(.069)
Total increase (decrease) in net asset value	(.029)	.286	(.671)
Net asset value, ending	$1.504	$1.533	$1.247

Total return*	(1.89%)	25.39%	(31.38%)
Ratios to average net assets: A
Net investment income	1.58% (a)	2.11%	2.50%
Total expenses	.89% (a)	.91%	.92%
Expenses before offsets	.89% (a)	.91%	.92%
Net expenses	.89% (a)	.91%	.92%
Portfolio turnover	53%	89%	107%
Net assets, ending (in thousands)	$298,546	$312,728	$267,916

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$2.030	$1.943	$1.872
Income from investment operations
Net investment income	.051	.049	.034
Net realized and unrealized gain (loss)	.005	.122	.072
Total from investment operations	.056	.171	.106
Distributions from
Net investment income	(.051)	(.048)	(.035)
Net realized gain	(.117)	(.036)	--
Total distributions	(.168)	(.084)	(.035)
Total increase (decrease) in net asset value	(.112)	.087	.071
Net asset value, ending	$1.918	$2.030	$1.943

Total return*	2.76%	8.77%	5.65%
Ratios to average net assets: A
Net investment income	2.35%	2.33%	1.78%
Total expenses	.90%	.91%	.92%
Expenses before offsets	.90%	.91%	.92%
Net expenses	.90%	.90%	.92%
Portfolio turnover	157%	132%	172%
Net assets, ending (in thousands)	$446,263	$478,705	$482,956

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Calvert VP SRI Equity
Portfolio

(formerly, Calvert Social Equity
Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

1	Portfolio Management Discussion
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
15	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting
19	Availability of Quarterly Portfolio Holdings

Calvert Variable Series, Inc.
Calvert VP SRI Equity Portfolio
Managed by Atlanta Capital Management Company, Inc., Subadvisor

Investment Climate

For the first six months of 2010, the Standard & Poor's (S&P) 500 Index was down 6.65% and the Russell 2000 Index was down 1.95%. International markets fared poorly as well during the period, as the MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI) lost 12.27% due to a combination of poor market performance and a strong U.S. dollar.

In the S&P 500 Index, all 10 economic sectors lost value. The Materials, Energy, and Information Technology sectors all suffered double-digit losses. The Industrials, Consumer Discretionary, and Consumer Staples sectors provided the best performance for the six-month period.

Equity markets performed poorly over the first six months of 2010 due to a combination of factors--concerns that second-half corporate earnings comparisons may be challenging, impending financial regulation, a potential slowdown in the Chinese economy, the risk of sovereign debt contagion in Europe, and growing fears of a double-dip recession--which are creating multiple uncertainties for investors globally and causing a re-pricing of risk in both equity and fixed-income assets.

Corporate earnings continued to be generally strong, particularly due to easy year-over-year comparisons, and revenues for many large companies also started to improve. However, with signs that economic activity is slowing and cost cutting is at its peak, earnings comparisons will be more challenging in the second half.

Unemployment remained stubbornly high at 9.5% as of June despite increases in government hiring. The underemployment rate, which includes part-time workers who are looking for full-time positions and discouraged workers, was still very high at 16.5%.

U.S. homeowners have taken advantage of historically low interest rates to refinance their existing homes, which should have a positive impact on consumer balance sheets. However, low mortgage rates have not been able to improve home sales and prices.

From the March 2009 market low through the April 23, 2010 high, the S&P 500 Index returned 84.21%. Given that

Calvert VP SRI Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
4/30/2002
6/30/2002
6/30/2003
6/30/2004
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
6/30/2010
Calvert VP SRI Equity Portfolio - $11,487
S&P 500 Index - $11,247

Average Annual Total Return
(period ended 6.30.10)
Six month**	-6.84%
One year	13.42%
Five year	0.24%
Since inception (4.30.02)	1.71%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

** Total return is not annualized for periods of one year or less.

fact, it is not surprising that investors were inclined to lock in their gains at the end of April 2010 in the face of mounting uncertainty in the global economic and geopolitical landscape.

Outlook

We believe that the European sovereign debt crisis is unlikely to hurt the major European countries so severely as to cause an economic recession in the entire region. However, investors are worried about specific governments and their ability to roll over their debt in the near future, and they are selling off financial shares accordingly. Their worries are not without warrant.

In our opinion, a slowdown in China is of more immediate concern than one in Europe. Chinese officials raised interest rates in an attempt to engineer a soft landing and prevent the bursting of the asset bubbles in that country. But these asset bubbles could deflate in a disorderly fashion, pushing the Chinese economy to a hard landing, which would certainly impact global growth prospects.

On the positive side, manufacturing continues to hold up better than the rest of the U.S. economy. Factory orders and industrial production have been increasing. U.S. corporations are also enjoying a healthy build-up of cash, which is being used for stock repurchases, dividends, and mergers. Therefore, we believe that merger and acquisition activity will benefit smaller-cap names and the active equity managers who invest in them.

Through April, financial markets seem to have anticipated a V-shaped recovery while the underlying economic recovery has been firmly U-shaped--and the two need to reconcile. Therefore, we view this correction as a healthy development for the equity markets. The sell-off should produce attractive investment opportunities once volatility subsides, with the U.S. market likely to outperform relative to the rest of the world in the short term. Currently, we believe that U.S. equities may be one of the more attractive equity assets.

The sell-off in the equity markets has been relatively orderly so far and could continue if earnings comparisons are heavily challenged in upcoming quarters. At that point, we believe that investors will be likely to reallocate to equities in a more meaningful way.

We also believe that, with so much turmoil in the markets, investors and regulators are not sufficiently focused on the potential long-term effects of climate change. If not mitigated, we believe that climate change could have a very significant negative impact on global gross domestic product growth, possibly subtracting as much as one-fifth of the potential growth rate for an extended period of time.
Economic Sectors	% of Total Investments
Consumer Discretionary	14.4%
Consumer Staples	9.8%
Energy	6.0%
Financials	12.8%
Health Car	16.8%
Industrials	10.2%
Information Technology	24.7%
Materials	3.1%
Time Deposit	0.4%
Utilities	1.8%

Total	100%

The recent Gulf of Mexico oil spill further underscores this imperative. We are dismayed by the staggering consequences of the spill on communities, livelihoods, and ecosystems. Yet we trust that solutions focusing on alternative energy and renewing our water supplies will become higher public- and private-sector priorities in the months and years ahead.

Sincerely,

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company
July 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Actual	$1,000.00	$931.60	$5.17
Hypothetical	$1,000.00	$1,019.44	$5.41
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010
Equity Securities - 99.7%	Shares	Value
Air Freight & Logistics - 2.7%
C.H. Robinson Worldwide, Inc.	2,500	$139,150
Expeditors International of Washington, Inc.	2,100	72,471
		211,621

Beverages - 2.2%
PepsiCo, Inc.	2,800	170,660

Biotechnology - 3.0%
Gilead Sciences, Inc.*	7,000	239,960

Capital Markets - 5.9%
Charles Schwab Corp.	9,500	134,710
Franklin Resources, Inc.	1,300	112,047
Northern Trust Corp.	3,100	144,770
T. Rowe Price Group, Inc.	1,700	75,463
		466,990

Chemicals - 3.1%
Ecolab, Inc.	5,500	247,005

Commercial Banks - 5.5%
SunTrust Banks, Inc.	6,300	146,790
Wells Fargo & Co.	6,700	171,520
Zions Bancorporation	5,650	121,871
		440,181

Communications Equipment - 7.1%
Cisco Systems, Inc.*	12,300	262,113
QUALCOMM, Inc.	9,100	298,844
		560,957

Computers & Peripherals - 8.8%
Apple, Inc.*	1,450	364,718
Hewlett-Packard Co.	7,700	333,256
		697,974

Electrical Equipment - 2.5%
Cooper Industries plc	2,800	123,200
Emerson Electric Co.	1,800	78,642
		201,842

Energy Equipment & Services - 4.2%
Cameron International Corp.*	3,300	107,316
FMC Technologies, Inc.*	1,900	100,054
Noble Corp.*	4,000	123,640
		331,010

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 5.2%
Costco Wholesale Corp.	2,200	$120,626
CVS Caremark Corp.	10,000	293,200
		413,826

Gas Utilities - 1.8%
Questar Corp.	3,200	145,568

Health Care Equipment & Supplies - 8.7%
DENTSPLY International, Inc.	6,200	185,442
St. Jude Medical, Inc.*	3,300	119,097
Stryker Corp.	5,500	275,330
Varian Medical Systems, Inc.*	2,100	109,788
		689,657

Hotels, Restaurants & Leisure - 1.9%
Chipotle Mexican Grill, Inc.*	400	54,724
Starbucks Corp.	4,100	99,630
		154,354

Household Products - 2.4%
Procter & Gamble Co.	3,200	191,936

Industrial Conglomerates - 2.1%
3M Co.	2,100	165,879

Insurance - 1.4%
Aflac, Inc.	2,600	110,942

Internet & Catalog Retail - 5.2%
Amazon.com, Inc.*	1,450	158,427
NetFlix, Inc.*	1,700	184,705
priceline.com, Inc.*	400	70,616
		413,748

Internet Software & Services - 3.2%
Google, Inc.*	570	253,621

IT Services - 2.5%
Cognizant Technology Solutions Corp.*	2,400	120,144
MasterCard, Inc.	400	79,812
		199,956

Machinery - 2.9%
Danaher Corp.	4,400	163,328
Deere & Co.	1,200	66,816
		230,144

Media - 0.9%
Omnicom Group, Inc.	2,100	72,030

Equity Securities - Cont'd	Shares	Value
Multiline Retail - 4.9%
Kohl's Corp.*	1,700	$80,750
Target Corp.	6,300	309,771
		390,521

Oil, Gas & Consumable Fuels - 1.9%
Suncor Energy, Inc.	5,000	147,200

Pharmaceuticals - 5.1%
Allergan, Inc.	2,100	122,346
Novartis AG (ADR)	5,800	280,256
		402,602

Semiconductors & Semiconductor Equipment - 0.7%
Linear Technology Corp.	1,900	52,839

Software - 2.4%
Microsoft Corp.	8,450	194,435

Specialty Retail - 1.5%
Lowe's Co.'s, Inc.	5,700	116,394

Total Equity Securities (Cost $8,011,604)		7,913,852

	Principal
Time Deposit - 0.4%	Amount
State Street Corp. Time Deposit, 0.01%, 7/1/10	$29,812	29,812

Total Time Deposit (Cost $29,812)		29,812

TOTAL INVESTMENTS (Cost $8,041,416) - 100.1%		7,943,664
Other assets and liabilities, net - (0.1%)		(7,443)
Net Assets - 100%		$7,936,221

Net Assets Consist of:
Paid-in capital applicable to 516,097 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$8,776,059
Undistributed net investment income		7,341
Accumulated net realized gain (loss) on investments		(749,427)
Net unrealized appreciation (depreciation) on investments		(97,752)

Net Assets		$7,936,221

Net Asset Value Per Share		$15.38

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,602 )	$49,091
Total investment income	49,091

Expenses:
Investment advisory fee	21,716
Transfer agency fees and expenses	6,313
Directors' fees and expenses	599
Administrative fees	8,686
Accounting fees	709
Custodian fees	3,119
Reports to shareholders	2,418
Professional fees	10,783
Miscellaneous	386
Total expenses	54,729
Reimbursement from Advisor	(7,743)
Fees paid indirectly	(81)
Net expenses	46,905

Net Investment Income	2,186

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	138,140
Foreign currency transactions	2
138,142
Change in unrealized appreciation (depreciation) on:
Investments	(716,685)
(716,685)

Net Realized and Unrealized Gain
(Loss) on Investments	(578,543)

Increase (Decrease) in Net Assets
Resulting From Operations	($576,357)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$2,186	$23,396
Net realized gain (loss)	138,142	(562,044)
Change in unrealized appreciation (depreciation)	(716,685)	2,820,569

Increase (Decrease) in Net Assets
Resulting From Operations	(576,357)	2,281,921

Distributions to shareholders from:
Net investment income	--	(30,679)
Net realized gain	--	(404,598)
Total distributions	--	(435,277)

Capital share transactions:
Shares sold	766,014	4,701,349
Reinvestment of distributions	--	435,277
Shares redeemed	(747,521)	(5,416,017)
Total capital share transactions	18,493	(279,391)

Total Increase (Decrease) in Net Assets	(557,864)	1,567,253

Net Assets
Beginning of period	8,494,085	6,926,832
End of period (including undistributed net investment
income of $7,341 and $5,155, respectively)	$7,936,221	$8,494,085

Capital Share Activity
Shares sold	45,798	384,457
Reinvestment of distributions	--	26,112
Shares redeemed	(44,222)	(431,107)
Total capital share activity	1,576	(20,538)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert VP SRI Equity Portfolio (the "Portfolio"), formerly known as Calvert Social Equity Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$7,913,852	--	--	$7,913,852
Other Debt Obligations	--	$29,812	--	29,812
TOTAL	$7,913,852	$29,812	--	$7,943,664

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $3,445 was payable at period end. In addition, $1,212 was payable at period end for operating expenses paid by the Advisor during June 2010.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $209 for the six months ended June 30, 2010.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $1,378 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,986,772 and $2,043,622, respectively.

Capital Loss Carryforwards
Expiration Date
31-Dec-10	$16,680
31-Dec-11	242,391
31-Dec-12	2,240
31-Dec-17	597,006

Capital losses may be utilized to offset future capital gains until expiration.

The Portfolio's use of net capital loss carryforwards acquired from Ohio National Fund, Inc., Social Awareness Portfolio may be limited under certain tax provisions. As of June 30, 2010, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:
Unrealized appreciation	$538,602
Unrealized (depreciation)	(658,711)
Net unrealized appreciation/(depreciation)	($120,109)
Federal income tax cost of investments	$8,063,773

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$2,190	1.44%	$100,200	January 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events on transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$16.51	$12.95	$20.38
Income from investment operations
Net investment income	**	.05	.02
Net realized and unrealized gain (loss)	(1.13)	4.39	(7.32)
Total from investment operations	(1.13)	4.44	(7.30)
Distributions from
Net investment income	--	(.06)	--
Net realized gain	--	(.82)	(.13)
Total distributions	--	(.88)	(.13)
Total increase (decrease) in net asset value	(1.13)	3.56	(7.43)
Net asset value, ending	$15.38	$16.51	$12.95

Total return*	(6.84%)	34.26%	(35.79%)
Ratios to average net assets: A
Net investment income	.05% (a)	.31%	.13%
Total expenses	1.26% (a)	1.26%	1.19%
Expenses before offsets	1.08% (a)	1.08%	1.12%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	23%	42%	69%
Net assets, ending (in thousands)	$7,936	$8,494	$6,927

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$19.48	$17.70	$16.94
Income from investment operations
Net investment income (loss)	(.01)	***	(.01)
Net realized and unrealized gain (loss)	1.96	1.78	.78
Total from investment operations	1.95	1.78	.77
Distributions from
Net investment income	--	--	(.01)
Net realized gain	(1.05)	--	--
Total distributions	(1.05)	--	(.01)
Total increase (decrease) in net asset value	.90	1.78	.76
Net asset value, ending	$20.38	$19.48	$17.70

Total return*	9.99%	10.06%	4.54%
Ratios to average net assets: A
Net investment income (loss)	(.03%)	(.004%)	(.05%)
Total expenses	1.11%	1.15%	1.34%
Expenses before offsets	1.10%	1.14%	1.12%
Net expenses	1.05%	1.07%	1.08%
Portfolio turnover	41%	42%	34%
Net assets, ending (in thousands)	$10,808	$9,938	$8,580

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** Per share equals .004.

*** Per share equals (.0007).

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Calvert VP Income Portfolio
(formerly, Calvert Income Portfolio)

Semi-Annual Report

June 30, 2010

Calvert Investments
A UNIFI Company

1	Portfolio Management Discussion
3	Shareholder Expense Example
4	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
19	Financial Highlights
21	Explanation of Financial Tables
22	Proxy Voting
23	Availability of Quarterly Portfolio Holdings

Calvert Variable Series, Inc.
Calvert VP Income Portfolio

Managed by Calvert Asset Management Company Inc.

Investment Climate

Over the six-month reporting period, the U.S. continued its slow recovery from the deepest recession of the post-World War II era. Assuming that the consensus1 expectation for a moderate 3.3% pace of economic growth in the second quarter of 2010 holds true, gross domestic product (GDP) will have grown at a 3.4% pace in the 12 months since the trough of the recession, with a 3.0% economic growth rate in the first half of 2010. While both rates are near the average for the last 50 years, they are well below the pace seen during previous recoveries from deep recessions. In fact, after the end of the reporting period, expectations for GDP growth continued to trend lower.

Consumer prices rose at an increasingly slow rate over the past six months--a phenomenon known as "disinflation." In fact, the yearly core inflation rate toward the end of the reporting period was only 0.9%2, the lowest since 1966. The labor market improved but remained quite weak, with the June unemployment rate at 9.5%.

As the sovereign debt crisis in the European Economic and Monetary Union (euro zone) deepened and spread, it drove market moves during the period. Debt-laden euro-zone governments and banks found it increasingly difficult to fund their debts in public markets. This rekindled investors' fears of another global markets meltdown, which always seemed to be lurking just below the surface.

The fear reached a crescendo in early May, when the European Union, International Monetary Fund, and European Central Bank announced massive support initiatives. The fear ebbed and euro-zone lending markets calmed, but concerns about the outlook for global and U.S. growth sank investor confidence and the second quarter closed on a down note.

The Federal Reserve (Fed) left the target federal funds rate near zero percent and repeatedly indicated that it would remain low for an "extended period."3 By the end of June, lending rates signaled that the market did not expect the Fed to begin raising rates until mid-2011. In the meantime, the Fed finished closing its emergency support facilities and tested some policy exit strategies. However, it did reopen dollar currency swap lines with the major central banks in response to the euro-zone debt crisis.

Calvert VP Income Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.10)
Six month**	4.76%
One year	16.84%
Five year	4.50%
Since inception (4/30/2002)	6.12%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

** Total return is not annualized for periods of one year or less.

Toward the end of the reporting period, investors once again became more risk averse and flocked to low-yielding, liquid Treasuries--driving yields down even further. As a result, the benchmark 10-year Treasury note's yield fell 0.90 percentage points over the six-month period to 2.95%. However, with the Fed's interest-rate moves on hold, most money-market rates were nearly unchanged and three-month Treasury bills yielded only 0.17% at the end of June.4

Demand for municipal bonds remained strong as lower tax-exempt supply and attractive ratios to Treasuries outweighed concerns over state and local government budgetary strains. The success of the taxable Build America Bonds has reduced the supply of tax-exempt municipals, so the level of interest rates for long-term, tax-exempt municipals are now twice as high as those of Treasuries.

Outlook

We expect the fragile recovery to continue as the post-crisis deleveraging in the U.S. and other western economies plays out, with slow economic growth and little consumer price inflation.

Globally, the Fed and other central banks are running extremely easy monetary policies with rock-bottom interest rates. This has generally led investors to hunt far and wide to try to achieve higher returns, and take on greater risk than they did during the financial crisis of 2008 and early 2009. We saw a similar pattern in the middle of the last decade.

Given the low level of interest rates, even on bonds with higher levels of credit risk, we plan to keep the durations of our funds shorter than their respective benchmarks to help minimize the negative effects of an eventual rise in interest rates. We also plan to maintain a conservative credit risk profile in the near term.

Sincerely,

Catherine Roy
Senior Vice President and Chief Investment Officer, Fixed Income
Calvert Asset Management Company
July 2010

1. Forecast source: Wall Street Journal Economic Forecasting Survey of June 2010. Actual GDP data source: Bureau of Economic Analysis

2. Year-over-year core CPI rate as of May 2010 according to the Bureau of Labor Statistics

3. Federal Open Market Committee

4. Interest rate data sources: Bloomberg and Federal Reserve
Economic Sectors	% of Total Investments
Asset Backed Securities	2.0%
Basic Materials	4.8%
Communications	1.8%
Consumer, Cyclical	1.9%
Consumer, Noncyclical	4.1%
Diversified	1.0%
Energy	5.4%
Financials	31.0%
Government	26.9%
Industrials	7.0%
Mortgage Securities	4.1%
Technology	0.6%
Time Deposit	2.6%
Utilities	6.8%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Actual	$1,000.00	$1,048.20	$4.11
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.78	$4.06

* Expenses are equal to the Fund's annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010
	Principal
Asset-Backed Securities - 2.0%	Amount	Value
AmeriCredit Automobile Receivables Trust, 4.63%, 6/6/12	$120,219	$120,287
Capital One Auto Finance Trust, 5.03%, 4/15/12	54,033	54,137
Captec Franchise Trust, 8.155%, 6/15/13 (e)	159,434	141,641
Centex Home Equity, 7.36%, 7/25/32 (r)	40,179	8,807
Countrywide Asset-Backed Certificates, 0.797%, 11/25/34 (r)	69,176	51,843
DB Master Finance LLC, 5.779%, 6/20/31 (e)	250,000	243,585
Enterprise Mortgage Acceptance Co. LLC, 7.143%, 1/15/27 (e)(r)	356,868	171,297
Ford Credit Auto Owner Trust, 4.28%, 5/15/12	337,448	341,111

Total Asset-Backed Securities (Cost $1,219,969)		1,132,708

Collateralized Mortgage-Backed Obligations (Privately Originated) - 2.8%
Banc of America Mortgage Securities, Inc.:
4.798%, 8/25/19 (r)	210,840	68,257
3.55%, 7/20/32 (r)	34,426	33,471
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	4,415	4,370
Countrywide Home Loan Mortgage Pass Through Trust, 0.687%, 6/25/35 (b)(e)(r)	196,698	145,556
Impac CMB Trust:
0.967%, 4/25/35 (r)	91,962	31,234
0.663%, 8/25/35 (r)	75,339	52,752
Residential Asset Securitization Trust, 6.25%, 11/25/36	83,221	53,463
Salomon Brothers Mortgage Securities VII, Inc., 3.692%, 9/25/33 (r)	81,341	31,380
Structured Asset Securities Corp., 5.50%, 6/25/35	1,250,000	864,441
WaMu Mortgage Pass Through Certificates, 4.81%, 10/25/35 (r)	400,000	327,682

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,532,692)		1,612,606

Commercial Mortgage-Backed Securities - 1.3%
Crown Castle Towers LLC, 5.245%, 11/15/36 (e)	400,000	415,687
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	350,000	318,381

Total Commercial Mortgage-Backed Securities (Cost $746,136)		734,068

Corporate Bonds - 61.2%
Alcoa, Inc., 6.00%, 1/15/12	500,000	520,655
Alliance Mortgage Investments, 12.61%, 6/1/20 (b)(r)(x)*	96,336	-
American National Red Cross, 5.422%, 11/15/13	335,000	342,310
Anadarko Petroleum Corp., 5.95%, 9/15/16	415,000	355,863
APL Ltd., 8.00%, 1/15/24 (b)	400,000	320,000
ArcelorMittal, 5.375%, 6/1/13	500,000	529,899
Arrow Electronics, Inc., 6.875%, 6/1/18	200,000	221,387
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	562,448
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	200,000	178,152
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	650,000	6,500
BAC Capital Trust XV, 1.338%, 6/1/56 (r)	400,000	242,628
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	644,271	682,928

	Principal
Corporate Bonds - Cont'd	Amount	Value
Bank of America Corp., 4.50%, 4/1/15	$500,000	$505,663
Bank of Nova Scotia, 0.788%, 3/5/12 (r)	300,000	300,000
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	1,300,000	1,238,250
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter to 12/31/49 (e)(r)	400,000	264,000
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to 12/31/49 (e)(r)	300,000	198,000
Calpine Corp. Escrow, (b)*	125,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	300,000	310,280
Capital One Capital VI, 8.875%, 5/15/40	500,000	512,500
Cargill, Inc., 1.555%, 1/21/11 (e)(r)	400,000	401,512
Chase Capital VI, 0.969%, 8/1/28 (r)	500,000	389,794
Chesapeake Energy Corp., 7.625%, 7/15/13	500,000	522,500
Citibank, 0.294%, 7/12/11 (r)	300,000	300,396
Citigroup Funding, Inc., 0.668%, 4/30/12 (r)	300,000	302,381
Citigroup, Inc.:
6.00%, 12/13/13	500,000	524,094
6.01%, 1/15/15	200,000	209,560
COX Communications, Inc., 7.75%, 11/1/10	300,000	305,998
Credit Agricole SA, 8.375% to 10/13/19, floating rate thereafter to 10/29/49 (e)(r)	200,000	189,030
Credit Suisse USA, Inc., 0.636%, 8/16/11 (r)	300,000	298,958
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	496,898	565,793
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16, floating rate thereafter to 1/29/49 (e)(r)	250,000	190,000
Deutsche Bank Capital Trust, 2.089%, 12/29/49 (b)(r)	200,000	146,000
Dominion Resources, Inc., 6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	400,000	368,120
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	800,000	736,000
Fleet Capital Trust V, 1.539%, 12/18/28 (r)	300,000	219,798
FMG Finance Proprietary Ltd., 4.538%, 9/1/11 (e)(r)	1,300,000	1,291,064
Ford Motor Credit Co. LLC, 3.048%, 1/13/12 (r)	850,000	825,563
Foster's Finance Corp., 6.875%, 6/15/11 (e)	300,000	313,478
FPL Group Capital, Inc., 0.774%, 11/9/12 (r)	500,000	499,924
General Motors Corp.:
7.40%, 9/1/25 (ii)*	200,000	58,500
8.375%, 7/15/33 (ii)*	500,000	158,750
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	400,000	108,000
3.046%, 4/20/10 (b)(e)(r)(y)*	600,000	171,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	100,000	1,000
GMAC, Inc., 8.30%, 2/12/15 (e)	250,000	253,125
Goldman Sachs Group, Inc., 0.707%, 7/22/15 (r)	300,000	270,887
Great River Energy, 5.829%, 7/1/17 (e)	416,349	467,317
Greif, Inc., 6.75%, 2/1/17	200,000	198,000
HCP, Inc., 5.95%, 9/15/11	250,000	259,444
Howard Hughes Medical Institute, 3.45%, 9/1/14	200,000	210,993
HRPT Properties Trust, 1.137%, 3/16/11 (r)	450,000	445,223
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	300,000	297,504
Irwin Land LLC, 5.03%, 12/15/25 (e)	150,000	142,487
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	150
John Deere Capital Corp., 1.004%, 1/18/11 (r)	500,000	502,055
JPMorgan Chase Capital XXIII, 1.436%, 5/15/77 (r)	600,000	438,965
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	50,000	50,875
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)*	600,000	144,000
Kern River Funding Corp., 6.676%, 7/31/16 (e)	40,628	43,965
Koninklijke Philips Electronics NV, 1.687%, 3/11/11 (r)	200,000	201,029

	Principal
Corporate Bonds - Cont'd	Amount	Value
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	$1,000,000	$860,000
Leucadia National Corp., 8.125%, 9/15/15	300,000	307,094
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	200,030
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	420
8.30%, 12/1/37 (e)(m)*	100,000	1,000
Masco Corp., 7.125%, 3/15/20	450,000	436,760
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	188,351
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	300,000	257,304
Merrill Lynch & Co., Inc., 0.763%, 1/15/15 (r)	400,000	365,115
Metropolitan Life Global Funding I, 0.698%, 7/13/11 (e)(r)	400,000	399,940
Morgan Stanley, 0.754%, 10/18/16 (r)	400,000	347,224
National Fuel Gas Co., 6.50%, 4/15/18	100,000	107,186
National Semiconductor Corp., 6.15%, 6/15/12	300,000	320,021
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	400,000	416,823
6.59%, 7/7/38	70,000	72,736
NBC Universal, Inc., 5.15%, 4/30/20 (e)	300,000	312,749
Noble Group Ltd., 6.75%, 1/29/20 (e)	300,000	291,750
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	600,000	630,540
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	250,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	100,000	98,250
Pacific Pilot Funding Ltd., 1.055%, 10/20/16 (e)(r)	89,742	76,087
Pepco Holdings, Inc., 6.45%, 8/15/12	500,000	548,697
Pioneer Natural Resources Co.:
5.875%, 7/15/16	250,000	247,669
6.65%, 3/15/17	200,000	202,537
7.50%, 1/15/20	200,000	206,000
Prime Property Fund, Inc., 5.50%, 1/15/14 (e)	150,000	148,867
Puget Sound Energy, Inc., 7.02%, 12/1/27	377,000	427,307
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	200,000	246,578
Rio Tinto Finance USA Ltd., 8.95%, 5/1/14	250,000	303,268
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	525,024
Royal Bank of Scotland Group plc, 4.875%, 3/16/15	850,000	845,134
Senior Housing Properties Trust, 6.75%, 4/15/20	300,000	296,250
Skyway Concession Co. LLC, 0.813%, 6/30/17 (b)(e)(r)	150,000	128,645
Southern Co., 0.705%, 10/21/11 (r)	400,000	400,796
SouthTrust Bank, 6.565%, 12/15/27	899,000	936,646
Sprint Capital Corp., 7.625%, 1/30/11	400,000	408,000
SunTrust Bank:
0.588%, 5/21/12 (r)	300,000	290,517
0.774%, 8/24/15 (r)	250,000	224,591
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	219,620	2,196
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	109,170
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (b)(e)	975,000	124,966
2/15/43 (b)(e)	2,500,000	462,500
2/15/45 (b)(e)	7,282,568	1,069,518
Westpac Banking Corp., 0.605%, 10/21/11 (e)(r)	400,000	400,222

	Principal
Corporate Bonds - Cont'd	Amount	Value
Williams Co.'s, Inc., 2.291%, 10/1/10 (e)(r)	$550,000	$548,601
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (b)(e)	395,358	364,322
Yara International ASA, 7.875%, 6/11/19 (e)	100,000	121,660

Total Corporate Bonds (Cost $36,786,372)		35,593,756

Taxable Municipal Obligations - 14.7%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.21%, 3/1/13	140,000	153,388
Aspen Colorado Public Facilities Authorities COPs, 5.30%, 9/1/11	135,000	141,233
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	285,000	284,726
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16 (b)	940,000	1,005,885
Jackson & Williamson Counties Illinois Community High School District GO Bonds, Zero Coupon:
12/1/25	180,000	66,929
12/1/26	180,000	62,176
6/15/27	180,000	59,454
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	95,700
8/15/20	365,000	191,519
Linden New Jersey GO Bonds, 5.63%, 4/1/21	285,000	274,341
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	242,248
New Jersey State Economic Development Authority State Pension Funding Revenue Bonds,
Zero Coupon, 2/15/21	360,000	206,737
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	160,810
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	183,466
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	561,528
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	177,479
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	500,000	326,385
Oregon State School Boards Association GO Bonds, Zero Coupon, 6/30/16	275,000	220,569
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	95,000	107,474
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	189,403
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/22	175,000	77,200
8/1/23	185,000	74,270
8/1/24	200,000	72,736
8/1/25	215,000	72,668
8/1/26	230,000	72,234
Sacramento City California Financing Authority Tax Allocation Bonds, 5.015%, 12/1/10	200,000	201,666
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds, 5.625%, 5/1/16	400,000	405,428
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	179,218
8/1/15	251,000	185,067
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	166,686
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	166,524
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	470,000	502,124
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	135,000	144,218
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	180,000	204,743
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	219,550
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.584%, 9/1/27	250,000	266,313

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
West Covina California Public Financing Authority Lease Revenue Bonds:
5.39%, 6/1/11	$60,000	$61,361
5.41%, 6/1/12	80,000	82,950
6.05%, 6/1/26	750,000	674,130

Total Taxable Municipal Obligations (Cost $8,524,647)		8,540,536

U.S. Government Agencies and Instrumentalities - 6.1%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	350,000	342,686
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	350,000	241,500
7.30%, 10/14/49 (e)	200,000	182,956
AgriBank FCB, 9.125%, 7/15/19	300,000	355,314
New Valley Generation I, 7.299%, 3/15/19	340,367	409,436
New Valley Generation V, 4.929%, 1/15/21	211,296	228,011
Postal Square LP, 8.95%, 6/15/22	350,495	448,727
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	294,890	303,758
3.547%, 4/10/22	500,000	514,670
Vessel Management Services, Inc.:
5.85%, 5/1/27	194,000	217,431
5.125%, 4/16/35	300,000	322,287

Total U.S. Government Agencies and Instrumentalities (Cost $3,465,351)		3,566,776

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32 (b)	327,623	21,491

Total U.S. Government Agency Mortgage-Backed Securities (Cost $41,797)		21,491

U.S. Treasury - 7.0%
United States Treasury Bonds:
4.625%, 2/15/40	705,000	792,354
4.375%, 5/15/40	2,635,000	2,849,094
United States Treasury Notes:
2.125%, 5/31/15	250,000	254,258
3.625%, 2/15/20	160,000	169,000

Total U.S. Treasury (Cost $3,843,445)		4,064,706

Time Deposit - 2.5%
State Street Corp. Time Deposit, 0.01%, 7/1/10	1,469,597	1,469,597

Total Time Deposit (Cost $1,469,597)		1,469,597

Equity Securities - 0.8%	Shares	Value
Avado Brands, Inc. (b)*	1,601	$16
CNO Financial Group, Inc.*	6,301	31,190
First Republic Preferred Capital Corp., Preferred (e)	300	277,500
Intermet Corp. (b)*	1,573	16
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	33,500
Trust II, Preferred (b)(e)	50,000	33,500
Trust III, Preferred (b)(e)	50,000	33,500
Trust IV, Preferred (b)(e)	50,000	33,500

Total Equity Securities (Cost $679,486)		442,722

TOTAL INVESTMENTS (Cost $58,309,492) - 98.4%		57,178,966
Other assets and liabilities, net - 1.6%		943,015
Net Assets - 100%		$58,121,981

Net Assets Consist of:
Paid-in capital applicable to 3,613,998 shares of common stock outstanding; $0.01 par value, 3,000,000,000 shares authorized		$65,129,947
Undistributed net investment income		1,521,869
Accumulated net realized gain (loss) on investments		(7,081,483)
Net unrealized appreciation (depreciation) on investments		(1,448,352)

Net Assets		$58,121,981

Net Asset Value Per Share		$16.08

Futures	Number of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	4	9/10	$490,188	$9,621
30 Year U.S. Treasury Bonds	6	9/10	765,000	21,579
Total Purchased				$31,200
Sold:
2 Year U.S. Treasury Notes	130	9/10	$28,447,656	($141,081)
5 Year U.S. Treasury Notes	113	9/10	13,373,727	(207,945)
Total Sold				($349,026)

See notes to financial statements.

(b) This security was valued by the Board of Directors. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki, HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(ii) General Motors Corp. filed for Chapter 11 banktruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2010
Net Investment Income
Investment Income:
Interest income	$1,485,402
Dividend income	18,751
Total investment income	1,504,153

Expenses:
Investment advisory fee	120,443
Transfer agent fees and expenses	24,296
Directors' fees and expenses	4,184
Administrative fees	90,332
Accounting fees	4,868
Custodian fees	20,102
Reports to shareholders	5,058
Professional fees	12,231
Miscellaneous	924
Total expenses	282,438
Reimbursement from Advisor	(38,371)
Fees paid indirectly	(171)
Net expenses	243,896

Net Investment Income	1,260,257

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	366,284
Futures	(258,278)
108,006

Change in unrealized appreciation (depreciation) on:
Investments	1,960,479
Futures	(484,581)
1,475,898

Net Realized and Unrealized Gain
(Loss)	1,583,904

Increase (Decrease) in Net Assets
Resulting From Operations	$2,844,161

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$1,260,257	$3,123,617
Net realized gain (loss)	108,006	(2,544,392)
Change in unrealized appreciation (depreciation)	1,475,898	11,985,950

Increase (Decrease) in Net Assets
Resulting From Operations	2,844,161	12,565,175

Distributions to shareholders from:
Net investment income	--	(3,177,638)

Capital share transactions:
Shares sold	2,354,503	7,897,002
Reinvestment of distributions	--	3,177,638
Shares redeemed	(7,993,063)	(40,256,243)
Total capital share transactions	(5,638,560)	(29,181,603)

Total Increase (Decrease) in Net Assets	(2,794,399)	(19,794,066)

Net Assets
Beginning of period	60,916,380	80,710,446
End of period (including undistributed net investment income
of $1,521,869 and $261,612, respectively)	$58,121,981	$60,916,380

Capital Share Activity
Shares sold	149,702	541,195
Reinvestment of distributions	--	207,147
Shares redeemed	(505,456)	(2,803,745)
Total capital share activity	(355,754)	(2,055,403)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: Calvert VP Income Portfolio (the "Portfolio"), formerly known as Calvert Income Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At June 30, 2010, securities valued at $4,740,582 or 8.2% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	-	$1,132,708	-	$1,132,708
Collateralized Mortgage-Backed Obligations (Privately Originated)	-	1,467,050	$145,556	1,612,606
Commercial Mortgage-Backed Securities	-	734,068	-	734,068
Corporate Bonds	-	32,401,637	3,192,119	35,593,756
Taxable Municipal Obligations	-	7,534,651	1,005,885	8,540,536
U.S. Government Obligations	-	7,389,983	262,990	7,652,973
Equity Securities	$308,690	-	134,032	442,722
Other Debt Obligations	-	1,469,597	-	1,469,597
TOTAL	$308,690	$52,129,694	$4,740,582	$57,178,966

Other financial instruments*	($317,826)	-	-	($317,826)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity Securities	Corporate Debt
Balance as of 12/31/09	$140,781	$6,563,419
Accrued discounts/premiums	--	80,695
Realized gain (loss)	(10,205)	(104,927)
Change in unrealized appreciation (depreciation)	3,456	377,992
Net purchases (sales)	--	(567,298)
Transfers in and/ or out of Level 3[1]	--	(3,157,762)[2]
Balance as of 6/30/10	$134,032	$3,192,119

	Commercial Mortgage- Backed Securities	Collateralized Mortgage- Backed Obligations (Privately Originated)
Balance as of 12/31/09	$286,125	$0
Accrued discounts/premiums	45	--
Realized gain (loss)	--	--
Change in unrealized appreciation (depreciation)	32,211	--
Net purchases (sales)	--	--
Transfers in and/ or out of Level 3[1]	(318,381)[2]	145,556[3]
Balance as of 6/30/10	$0	$145,556

	Taxable Municipal Obligations	U.S. Government Obligations
Balance as of 12/31/09	$150,838	$553,138
Accrued discounts/premiums	(41)	1,850
Realized gain (loss)	--	(22,000)
Change in unrealized appreciation (depreciation)	10,013	70,654
Net purchases (sales)	--	(78,000)
Transfers in and/ or out of Level 3[1]	845,075[3]	(262,652)[2]
Balance as of 6/30/10	$1,005,885	$262,990

		Total
Balance as of 12/31/09		$7,694,301
Accrued discounts/premiums		82,549
Realized gain (loss)		(137,132)
Change in unrealized appreciation (depreciation)		494,326
Net purchases (sales)		(645,298)
Transfers in and/ or out of Level 3[1]		(2,748,164)
Balance as of 6/30/10		$4,740,582

1 The Fund's policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

3 Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable inputs due to observable inputs being unavailable.

For the six months ended June 30, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $533,604. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 10.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Portfolio's average daily net assets. Under the terms of the agreement, $19,425 was payable at period end. In addition, $15,071 was payable at period end for operating expenses paid by the Advisor during June 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .81%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $14,569 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,714 for the six months ended June 30, 2010. Under the terms of the agreement, $595 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $20,329,439 and $17,641,878, respectively. U.S. Government security purchases and sales were $29,024,890 and $31,389,879, respectively.

Capital Loss Carryforwards
Expiration Date
31-Dec-11	$75,650
31-Dec-13	241,081
31-Dec-15	3,710,246
31-Dec-16	1,237,349
31-Dec-17	1,654,294

The Portfolio's use of capital loss carryforwards may be limited under certain tax provisions.

As of June 30, 2010, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:
Unrealized appreciation	$2,833,316
Unrealized (depreciation)	(4,024,612)
Net unrealized appreciation/(depreciation)	($1,191,296)
Federal income tax cost of investments	$58,370,262

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no outstanding loan balance at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$42,140	1.52%	$525,355	May 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$15.35	$13.40	$16.02
Income from investment operations
Net investment income	.36	.86	.71
Net realized and unrealized gain (loss)	.37	1.93	(2.57)
Total from investment operations	.73	2.79	(1.86)
Distributions from
Net investment income	--	(.84)	(.76)
Net realized gain	--	--	--
Total distributions	--	(.84)	(.76)
Total increase (decrease) in net asset value	.73	1.95	(2.62)
Net asset value, ending	$16.08	$15.35	$13.40

Total return*	4.76%	20.86%	(11.59%)
Ratios to average net assets: A
Net investment income	4.19% (a)	4.56%	5.49%
Total expenses	.94% (a)	.94%	.88%
Expenses before offsets	.81% (a)	.81%	.88%
Net expenses	.81% (a)	.81%	.86%
Portfolio turnover	90%	268%	279%
Net assets, ending (in thousands)	$58,122	$60,916	$80,710

		Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$16.02	$15.95	$15.93
Income from investment operations
Net investment income	.73	.68	.50
Net realized and unrealized gain (loss)	.06	.12	.10
Total from investment operations	.79	.80	.60
Distributions from
Net investment income	(.73)	(.67)	(.48)
Net realized gain	(.06)	(.06)	(.10)
Total distributions	(.79)	(.73)	(.58)
Total increase (decrease) in net asset value	--	.07	.02
Net asset value, ending	$16.02	$16.02	$15.95

Total return*	4.94%	4.99%	3.78%
Ratios to average net assets: A
Net investment income	4.93%	4.74%	3.66%
Total expenses	.87%	.90%	1.00%
Expenses before offsets	.87%	.90%	1.00%
Net expenses	.84%	.87%	.97%
Portfolio turnover	317%	280%	454%
Net assets, ending (in thousands)	$78,882	$63,692	$47,477

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By: /s/ Barbara J. Krumsiek
              Barbara J. Krumsiek
              Chairman -- Principal Executive Officer
Date:    August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Chairman -- Principal Executive Officer
Date: August 30, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: August 30, 2010